Exhibit 10.31
Severance Agreement
This Severance Agreement (this “Agreement”) is entered into effective as of this day of December 3, 2008, by and between Cortland Bancorp, an Ohio corporation, and Timothy Carney (the “Executive”), Senior Vice President and Chief Operating Officer of The Cortland Savings and Banking Company (the “Bank”), an Ohio-chartered bank and wholly owned subsidiary of Cortland Bancorp.
Whereas, recognizing the contributions to the profitability, growth, and financial strength of Cortland Bancorp and the Bank that the Executive has made and is expected to continue to make, intending to assure itself of the current and future continuity of management and establish minimum severance benefits for certain officers and other key employees and ensure that officers and other key employees are not practically disabled from discharging their duties if a proposed or actual transaction involving a change in control arises, and finally desiring to provide additional inducement for the Executive to remain in the employ of Cortland Bancorp and the Bank, Cortland Bancorp and the Bank entered into a Severance Agreement Due to Change in Control of Cortland Bancorp dated as of December 26, 2000 with the Executive,
Whereas, Cortland Bancorp and the Executive intend that this Agreement supersede and replace in its entirety the December 26, 2000 Severance Agreement Due to Change in Control of Cortland Bancorp and that from and after the date hereof the December 26, 2000 Severance Agreement Due to Change in Control of Cortland Bancorp shall be of no further force or effect, and
Whereas, none of the conditions or events included in the definition of the term “golden parachute payment” that is set forth in section 18(k)(4)(A)(ii) of the Federal Deposit Insurance Act [12 U.S.C. 1828(k)(4)(A)(ii)] and in Federal Deposit Insurance Corporation Rule 359.1(f)(1)(ii) [12 CFR 359.1(f)(1)(ii)] exists or, to the best knowledge of Cortland Bancorp, is contemplated insofar as Cortland Bancorp or any of its subsidiaries is concerned.
Now Therefore, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.
1. Cash Benefit after a Change in Control. (a) Cash benefit. If a Change in Control occurs, Cortland Bancorp shall make a lump-sum payment to the Executive in an amount in cash equal to one times the Executive’s compensation. For this purpose the Executive’s compensation means (x) the sum of the Executive’s base salary when the Change in Control occurs, including salary deferred at the Executive’s election, plus (y) any bonus awarded for the most recent whole calendar year before the year in which the Change in Control occurs, regardless of whether the bonus is paid in the year earned and regardless of whether the bonus is vested or subject to elective deferral. The term bonus means cash or non-cash compensation of the type that is required to be reported as bonus by Securities and Exchange Commission rules governing tabular disclosure of executive compensation, specifically Regulation S-K Item 402 (17 CFR 229.402, currently Item 402(c)(2)(iv)). The amount payable to the Executive hereunder shall not be reduced to account for the time value of money or discounted to present value. Subject to section 17 of this Agreement, the payment required under this section 1(a) shall be made within five business days after the Change in Control occurs. The Executive shall be entitled to a payment under this section 1(a) on no more than one occasion during the term of this Agreement.

(b) Change in Control defined. For purposes of this Agreement the term Change in Control means a change in control as defined in Internal Revenue Code section 409A and rules, regulations, and guidance of general application thereunder issued by the Department of the Treasury, including —
(1) Change in ownership: a change in ownership of Cortland Bancorp occurs on the date any one person or group accumulates ownership of Cortland Bancorp stock constituting more than 50% of the total fair market value or total voting power of Cortland Bancorp stock,
(2) Change in effective control: (x) any one person or more than one person acting as a group acquires within a 12-month period ownership of Cortland Bancorp stock possessing 30% or more of the total voting power of Cortland Bancorp stock, or (y) a majority of Cortland Bancorp’s board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed in advance by a majority of Cortland Bancorp’s board of directors, or
(3) Change in ownership of a substantial portion of assets: a change in ownership of a substantial portion of Cortland Bancorp’s assets occurs if in a 12-month period any one person or more than one person acting as a group acquires from Cortland Bancorp assets having a total gross fair market value equal to or exceeding 40% of the total gross fair market value of all of Cortland Bancorp’s assets immediately before the acquisition or acquisitions. For this purpose gross fair market value means the value of Cortland Bancorp’s assets or the value of the assets being disposed of, determined without regard to any liabilities associated with the assets.
2. Additional Benefits after Employment Termination. (a) Continued insurance benefits. Subject to section 2(b), if the Executive’s employment terminates involuntarily but without Cause or voluntarily but with Good Reason within 24 months after a Change in Control, Cortland Bancorp shall cause to be continued medical, dental, accident, disability, and life insurance coverage substantially identical to the coverage maintained for the Executive before employment termination, in accordance with the same schedule prevailing before employment termination, and on substantially the same terms and conditions prevailing before employment termination (including cost of coverage to Cortland Bancorp and the Bank). The insurance coverage shall continue until the first to occur of (x) the Executive’s return to employment with Cortland Bancorp, the Bank, or another employer, (y) the Executive’s death, or (z) the end of the term remaining under this Agreement when the Executive’s employment terminates.

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(b) Alternative lump-sum cash payment. If (x) under the terms of the applicable policy or policies for the insurance benefits specified in section 2(a) it is not possible to continue the Executive’s coverage on the terms specified in section 2(a), or (y) if when employment termination occurs the Executive is a specified employee within the meaning of section 409A of the Internal Revenue Code of 1986, if any of the continued insurance coverage benefits specified in section 2(a) would be considered deferred compensation under section 409A, and finally if an exemption from the six-month delay requirement of section 409A(a)(2)(B)(i) is not available for that particular insurance benefit, instead of continued insurance coverage under section 2(a) Cortland Bancorp shall pay or cause to be paid to the Executive in a single lump sum an amount in cash equal to the present value of Cortland Bancorp’s projected cost to maintain that particular insurance benefit had the Executive’s employment not terminated, assuming continued coverage for the lesser of 36 months or the number of months until the Executive attains age 65. The lump-sum payment shall be made within five business days after employment termination or, if the Executive is a specified employee within the meaning of section 409A and an exemption from the six-month delay requirement of section 409A(a)(2)(B)(i) is not available, on the first day of the seventh month after the month in which the Executive’s employment terminates.
(c) Miscellaneous benefits. Subject to section 2(d), if the Executive’s employment terminates involuntarily but without Cause or voluntarily but with Good Reason within 24 months after a Change in Control —
(1) Cortland Bancorp shall for three years after termination pay or cause to be paid the Executive’s initiation and membership assessments and dues in a civic or social club of the Executive’s choice. The Executive shall be solely responsible for personal expenses for use of the club,
(2) Cortland Bancorp shall for three years after termination and at no cost to the Executive provide or cause to be provided to the Executive financial planning services, including but not limited to tax preparation and financial planning having to do with receipt of benefits under this Agreement,
(3) Cortland Bancorp shall for one year after termination and at no cost to the Executive provide or cause to be provided to the Executive reasonable outplacement services, including but not limited to employment counseling, resume services, and executive placement services.
(d) Alternative lump-sum cash payment. If when employment termination occurs the Executive is a specified employee within the meaning of section 409A of the Internal Revenue Code of 1986, if any of the miscellaneous benefits specified in section 2(c) would be considered deferred compensation under section 409A, and finally if an exemption from the six-month delay requirement of section 409A(a)(2)(B)(i) is not available for that particular benefit, instead of the miscellaneous benefits under section 2(c) Cortland Bancorp shall pay or cause to be paid to the Executive in a single lump sum an amount in cash equal to the present value of Cortland Bancorp’s projected cost to maintain that particular benefit had the Executive’s employment not terminated. The lump-sum payment shall be made within five business days after employment termination or, if the Executive is a specified employee within the meaning of section 409A and an exemption from the six-month delay requirement of section 409A(a)(2)(B)(i) is not available, on the first day of the seventh month after the month in which the Executive’s employment terminates.

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(e) Involuntary termination with Cause defined. For purposes of this Agreement, involuntary termination of the Executive’s employment shall be considered involuntary termination with Cause if the Executive shall have committed any of the following acts —
(1) an act of fraud, embezzlement, or theft while employed by Cortland Bancorp or the Bank, or conviction of the Executive of or plea of no contest to a felony or conviction of or plea of no contest to a misdemeanor involving moral turpitude, or the actual incarceration of the Executive for 45 consecutive days or more, or
(2) gross negligence, insubordination, disloyalty, or dishonesty in the performance of the Executive’s duties as an officer of Cortland Bancorp or the Bank; willful or reckless failure by the Executive to adhere to Cortland Bancorp’s or the Bank’s written policies; intentional wrongful damage by the Executive to the business or property of Cortland Bancorp or the Bank, including without limitation its reputation, which in Cortland Bancorp’s sole judgment causes material harm to Cortland Bancorp or the Bank; breach by the Executive of fiduciary duties to Cortland Bancorp and its stockholders, whether in the Executive’s capacity as an officer or as a director of Cortland Bancorp or the Bank,
(3) removal of the Executive from office or permanent prohibition of the Executive from participating in the Bank’s affairs by an order issued under section 8(e)(4) or (g)(1) of the Federal Deposit Insurance Act, 12 U.S.C. 1818(e)(4) or (g)(1), or
(4) intentional wrongful disclosure of secret processes or confidential information of Cortland Bancorp or the Bank, which in Cortland Bancorp’s sole judgment causes material harm to Cortland Bancorp or the Bank, or
(5) any actions that cause the Executive to be terminated for cause under any employment agreement existing on the date hereof or hereafter entered into between the Executive and Cortland Bancorp or the Bank, or
(6) the occurrence of any event that results in the Executive being excluded from coverage, or having coverage limited for the Executive as compared to other executives of Cortland Bancorp or the Bank, under a blanket bond or other fidelity or insurance policy covering directors, officers, or employees.

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For purposes of this Agreement, no act or failure to act on the Executive’s part shall be deemed to have been intentional if it was due primarily to an error in judgment or negligence. An act or failure to act on the Executive’s part shall be considered intentional if it is not in good faith and if it is without a reasonable belief that the action or failure to act is in Cortland Bancorp’s best interests. Any act or failure to act based upon authority granted by resolutions duly adopted by the board of directors or based upon the advice of counsel for Cortland Bancorp shall be conclusively presumed to be in good faith and in Cortland Bancorp’s best interests.
(f) Voluntary termination with Good Reason defined. For purposes of this Agreement, a voluntary termination by the Executive shall be considered a voluntary termination with Good Reason if the conditions stated in both clauses (x) and (y) are satisfied —
(x) a voluntary termination by the Executive shall be considered a voluntary termination with Good Reason if any of the following occur without the Executive’s advance written consent, and the term Good Reason shall mean the occurrence of any of the following without the Executive’s advance written consent —
1) a material diminution of the Executive’s base salary,
2) a material diminution of the Executive’s authority, duties, or responsibilities,
3) a material diminution in the authority, duties, or responsibilities of the supervisor to whom the Executive is required to report,
4) a material diminution in the budget over which the Executive retains authority,
5) a material change in the geographic location at which the Executive must perform services, or
6) any other action or inaction that constitutes a material breach by Cortland Bancorp of this Agreement.
(y) the Executive must give notice to Cortland Bancorp of the existence of one or more of the conditions described in clause (x) within 90 days after the initial existence of the condition, and Cortland Bancorp shall have 30 days thereafter to remedy the condition. In addition, the Executive’s voluntary termination because of the existence of one or more of the conditions described in clause (x) must occur within 24 months after the initial existence of the condition.

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3. Gross-Up for Taxes. (a) Additional payment to account for excise taxes. If the Executive receives change-in-control benefits under this Agreement and acceleration of benefits under any other benefit, compensation, or incentive plan or arrangement with Cortland Bancorp or the Bank (collectively, the “Total Benefits”), and if any part of the Total Benefits is subject to the Excise Tax under Internal Revenue Code sections 280G and 4999 (the “Excise Tax”), Cortland Bancorp shall pay to the Executive the following additional amounts, consisting of (x) a payment equal to the Excise Tax payable by the Executive under section 4999 on the Total Benefits (the “Excise Tax Payment”) and (y) a payment equal to 80% of the difference between (w) a full gross-up amount (including the Excise Tax Payment) that would provide to the Executive the Excise Tax Payment net of all income, payroll, and excise taxes and (v) the Excise Tax Payment. Together, the additional amounts described in clauses (x) and (y) are referred to in this Agreement as the “Gross-Up Payment Amount.” Payment of the Gross-Up Payment Amount shall be in addition to the benefits set forth in section 1 and section 2.
Calculating the excise tax. For purposes of determining whether any of the Total Benefits are subject to the Excise Tax and for purposes of determining the amount of the Excise Tax —
1)	Determination of “parachute payments” subject to the Excise Tax: any other payments or benefits received or to be received by the Executive in connection with a Change in Control or the Executive’s termination of employment (whether under the terms of this Agreement or any other agreement or any other benefit plan or arrangement with Cortland Bancorp, the Bank, any person whose actions result in a Change in Control, or any person affiliated with Cortland Bancorp, the Bank, or such person) shall be treated as “parachute payments” within the meaning of Internal Revenue Code section 280G(b)(2) and all “excess parachute payments” within the meaning of section 280G(b)(1) shall be treated as subject to the Excise Tax, unless in the opinion of the certified public accounting firm that is retained by Cortland Bancorp as of the date immediately before the Change in Control (the “Accounting Firm”) such other payments or benefits do not constitute (in whole or in part) parachute payments, or such excess parachute payments represent (in whole or in part) reasonable compensation for services actually rendered within the meaning of Internal revenue Code section 280G(b)(4) in excess of the “base amount” (as defined in Internal Revenue Code section 280G(b)(3)), or are otherwise not subject to the Excise Tax,
2)	Calculation of benefits subject to the Excise Tax: the amount of the Total Benefits that shall be treated as subject to the Excise Tax shall be equal to the lesser of (x) the total amount of the Total Benefits reduced by the amount of such Total Benefits that in the opinion of the Accounting Firm are not parachute payments, or (y) the amount of excess parachute payments within the meaning of section 280G(b)(1) (after applying clause (1), above), and
3)	Value of noncash benefits and deferred payments: the value of any noncash benefits or any deferred payment or benefit shall be determined by the Accounting Firm according to the principles of Internal Revenue Code sections 280G(d)(3) and (4).

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Assumed marginal income tax rate. For purposes of determining the Gross-Up Payment Amount, the Executive shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation in the calendar years in which the Gross-Up Payment Amount is to be made and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Executive’s residence on the date of termination of employment, net of the reduction in federal income taxes that can be obtained from deduction of state and local taxes (calculated by assuming that any reduction under Internal Revenue Code section 68 in the amount of itemized deductions allowable to the Executive applies first to reduce the amount of state and local income taxes that would otherwise be deductible by the Executive, and applicable federal FICA and Medicare withholding taxes).
Return of reduced Excise Tax payment or payment of additional Excise Tax. If the Excise Tax is later determined to be less than the amount taken into account hereunder when the Executive’s employment terminated, the Executive shall repay to Cortland Bancorp — when the amount of the reduction in Excise Tax is finally determined — the portion of the Gross-Up Payment Amount attributable to the reduction (plus that portion of the Gross-Up Payment Amount attributable to the Excise Tax, federal, state and local income taxes and FICA and Medicare withholding taxes imposed on the Gross-Up Payment Amount being repaid by the Executive to the extent that the repayment results in a reduction in Excise Tax, FICA and Medicare withholding taxes and/or a federal, state or local income tax deduction).
If the Excise Tax is later determined to be more than the amount taken into account hereunder when the Executive’s employment terminated (due, for example, to a payment whose existence or amount cannot be determined at the time of the Gross-Up Payment Amount), Cortland Bancorp shall make an additional payment to the Executive for that excess (plus any interest, penalties or additions payable by the Executive for the excess) when the amount of the excess is finally determined.
(b) Responsibilities of the Accounting Firm and Cortland Bancorp. Determinations shall be made by the Accounting Firm. Subject to the provisions of section 3(a), all determinations required to be made under this section 3(b) — including whether and when a Gross-Up Payment Amount is required, the amount of the Gross-Up Payment Amount and the assumptions to be used to arrive at the determination (collectively, the “Determination”) — shall be made by the Accounting Firm, which shall provide detailed supporting calculations both to Cortland Bancorp and the Executive within 15 business days after receipt of notice from Cortland Bancorp or the Executive that there has been a Gross-Up Payment Amount, or such earlier time as is requested by Cortland Bancorp.
Fees and expenses of the Accounting Firm and agreement with the Accounting Firm. All fees and expenses of the Accounting Firm shall be borne solely by Cortland Bancorp. Cortland Bancorp shall enter into any agreement requested by the Accounting Firm in connection with the performance of its services hereunder.

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Accounting Firm’s opinion. If the Accounting Firm determines that no Excise Tax is payable by the Executive, the Accounting Firm shall furnish the Executive with a written opinion to that effect and to the effect that failure to report Excise Tax, if any, on the Executive’s applicable federal income tax return will not result in the imposition of a negligence or similar penalty.
Accounting Firm’s Determination is binding; underpayment and overpayment. The Determination by the Accounting Firm shall be binding on Cortland Bancorp and the Executive. Because of the uncertainty when the Determination is made about whether any of the Total Benefits will be subject to the Excise Tax, it is possible that a Gross-Up Payment Amount that should have been made will not have been made by Cortland Bancorp (“Underpayment”), or that a Gross-Up Payment Amount will be made that should not have been made by Cortland Bancorp (“Overpayment”). If after a Determination by the Accounting Firm the Executive is required to make a payment of additional Excise Tax, the Accounting Firm shall determine the amount of the Underpayment. The Underpayment (together with interest at the rate provided in Internal Revenue Code section 1274(d)(2)(B)) shall be paid promptly by Cortland Bancorp to or for the benefit of the Executive. If the Gross-Up Payment Amount exceeds the amount necessary to reimburse the Executive for the Excise Tax according to section 2(a), the Accounting Firm shall determine the amount of the Overpayment. The Overpayment (together with interest at the rate provided in Internal Revenue Code section 1274(d)(2)(B)) shall be paid promptly by the Executive to or for the benefit of Cortland Bancorp. Provided that the Executive’s expenses are reimbursed by Cortland Bancorp, the Executive shall cooperate with any reasonable requests by Cortland Bancorp in any contests or disputes with the Internal Revenue Service relating to the Excise Tax.
Accounting Firm conflict of interest. If the Accounting Firm is serving as accountant or auditor for the individual, entity, or group effecting the Change in Control, the Executive may appoint another nationally recognized public accounting firm to make the Determinations required hereunder (in which case the term “Accounting Firm” as used in this Agreement shall be deemed to refer to the accounting firm appointed by the Executive).
4. Termination for Which No Benefits Are Payable. Despite anything in this Agreement to the contrary, the Executive shall not be entitled to benefits under this Agreement if the Executive’s employment terminates with Cause, if the Executive dies while actively employed by Cortland Bancorp or the Bank, or if the Executive becomes totally disabled while actively employed by Cortland Bancorp or the Bank. For purposes of this Agreement the term totally disabled means that because of injury or sickness the Executive is unable to perform the Executive’s duties. The benefits, if any, payable to the Executive or the Executive’s beneficiary or estate relating to the Executive’s death or disability shall be determined solely by such benefit plans or arrangements as Cortland Bancorp or the Bank may have with the Executive relating to death or disability, not by this Agreement.

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5. Term of Agreement. The initial term of this Agreement shall be for a period of three years, commencing on the effective date of this Agreement first written above. On the first anniversary of the effective date of this Agreement and on each anniversary thereafter this Agreement shall be extended automatically for one additional year, unless Cortland Bancorp’s board of directors gives notice to the Executive in writing at least 90 days before the anniversary that the term of this Agreement will not be extended. If the board of directors determines not to extend the term, it shall promptly notify the Executive. References herein to the term of this Agreement mean the initial term and extensions of the initial term. Unless terminated earlier, this Agreement shall terminate when the Executive attains age 65. If the board of directors decides not to extend the term of this Agreement, this Agreement shall nevertheless remain in force until its term expires.
6. This Agreement Is Not an Employment Contract. The parties hereto acknowledge and agree that this Agreement is not a management or employment agreement and nothing in this Agreement shall give the Executive any rights or impose any obligations to continued employment by Cortland Bancorp or the Bank or successor of Cortland Bancorp.
7. Payment of Legal Fees. Cortland Bancorp is aware that after a Change in Control management could cause or attempt to cause Cortland Bancorp to refuse to comply with its obligations under this Agreement, or could institute or cause or attempt to cause Cortland Bancorp to institute litigation seeking to have this Agreement declared unenforceable, or could take or attempt to take other action to deny Executive the benefits intended under this Agreement. In these circumstances the purpose of this Agreement would be frustrated. Cortland Bancorp desires that the Executive not be required to incur the expenses associated with the enforcement of rights under this Agreement, whether by litigation or other legal action, because the cost and expense thereof would substantially detract from the benefits intended to be granted to the Executive hereunder. Cortland Bancorp desires that the Executive not be forced to negotiate settlement of rights under this Agreement under threat of incurring expenses. Accordingly, if after a Change in Control occurs it appears to the Executive that (x) Cortland Bancorp has failed to comply with any of its obligations under this Agreement or (y) Cortland Bancorp or any other person has taken any action to declare this Agreement void or unenforceable, or instituted any litigation or other legal action designed to deny, diminish, or to recover from the Executive the benefits intended to be provided to the Executive hereunder, Cortland Bancorp irrevocably authorizes the Executive from time to time to retain counsel of the Executive’s choice, at Cortland Bancorp’s expense as provided in this section 7, to represent the Executive in the initiation or defense of any litigation or other legal action, whether by or against Cortland Bancorp or any director, officer, stockholder, or other person affiliated with Cortland Bancorp, in any jurisdiction. Despite any existing or previous attorney-client relationship between Cortland Bancorp and any counsel chosen by the Executive under this section 7, Cortland Bancorp irrevocably consents to the Executive entering into an attorney-client relationship with that counsel, and Cortland Bancorp and the Executive agree that a confidential relationship shall exist between the Executive and that counsel. The fees and expenses of counsel selected from time to time by the Executive as provided in this section shall be paid or reimbursed to the Executive by Cortland Bancorp on a regular, periodic basis upon presentation by the Executive of a statement or statements prepared by counsel in accordance with counsel’s customary practices, up to a maximum aggregate amount of $500,000, whether suit be brought or not, and whether or not incurred in trial, bankruptcy, or appellate proceedings. Cortland Bancorp’s obligation to pay the Executive’s legal fees under this section 7 operates separately from and in addition to any legal fee reimbursement obligation Cortland Bancorp may have with the Executive under any separate salary continuation or other agreement. Despite anything in this Agreement to the contrary however, Cortland Bancorp shall not be required to pay or reimburse the Executive’s legal expenses if doing so would violate section 18(k) of the Federal Deposit Insurance Act [12 U.S.C. 1828(k)] and Rule 359.3 of the Federal Deposit Insurance Corporation [12 CFR 359.3].

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8. Withholding of Taxes. Cortland Bancorp may withhold from any benefits payable under this Agreement all Federal, state, local or other taxes as may be required by law, governmental regulation, or ruling.
9. Successors and Assigns. (a) This Agreement is binding on Cortland Bancorp’s successors. This Agreement shall be binding upon Cortland Bancorp and any successor to Cortland Bancorp, including any persons acquiring directly or indirectly all or substantially all of the business or assets of Cortland Bancorp by purchase, merger, consolidation, reorganization, or otherwise. But this Agreement and Cortland Bancorp’s obligations under this Agreement are not otherwise assignable, transferable, or delegable by Cortland Bancorp. By agreement in form and substance satisfactory to the Executive, Cortland Bancorp shall require any successor to all or substantially all of the business or assets of Cortland Bancorp expressly to assume and agree to perform this Agreement in the same manner and to the same extent Cortland Bancorp would be required to perform had no succession occurred.
(b) This Agreement is enforceable by the Executive’s heirs. This Agreement shall inure to the benefit of and be enforceable by the Executive’s personal or legal representatives, executors, administrators, successors, heirs, distributes, and legatees.
(c) This Agreement is personal and is not assignable. This Agreement is personal in nature. Without written consent of the other party, neither party shall assign, transfer, or delegate this Agreement or any rights or obligations under this Agreement except as expressly provided in this section 9. Without limiting the generality of the foregoing, the Executive’s right to receive payments hereunder is not assignable or transferable, whether by pledge, creation of a security interest, or otherwise, except for a transfer by Executive’s will or by the laws of descent and distribution. If the Executive attempts an assignment or transfer that is contrary to this section 9, Cortland Bancorp shall have no liability to pay any amount to the assignee or transferee.
10. Notices. Any notice under this Agreement shall be deemed to have been effectively made or given if in writing and personally delivered, delivered by mail properly addressed in a sealed envelope, postage prepaid by certified or registered mail, delivered by a reputable overnight delivery service, or sent by facsimile. Unless otherwise changed by notice, notice shall be properly addressed to the Executive if addressed to the address of the Executive on the books and records of Cortland Bancorp at the time of the delivery of the notice, and properly addressed to Cortland Bancorp if addressed to the Board of Directors, Cortland Bancorp, 194 West Main Street, Cortland, Ohio 44410, Attention: Corporate Secretary.

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11. Captions and Counterparts. The headings and subheadings used in this Agreement are included solely for convenience and shall not affect the interpretation of this Agreement. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same agreement.
12. Amendments and Waivers. No provision of this Agreement may be modified, waived, or discharged unless the waiver, modification, or discharge is agreed to in a writing signed by the Executive and by Cortland Bancorp. No waiver by either party hereto at any time of any breach by the other party hereto or waiver of compliance with any condition or provision of this Agreement to be performed by the other party shall be deemed a waiver of other provisions or conditions at the same or at any other time.
13. Severability. The provisions of this Agreement are severable. The invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions of this Agreement. Any provision held to be invalid or unenforceable shall be reformed to the extent (and only to the extent) necessary to make it valid and enforceable.
14. Governing Law. The validity, interpretation, construction, and performance of this Agreement shall be governed by and construed in accordance with the substantive laws of the State of Ohio, without giving effect to the principles of conflict of laws of the State of Ohio.
15. Entire Agreement. This Agreement constitutes the entire agreement between Cortland Bancorp and the Executive concerning the subject matter. No rights are granted to the Executive under this Agreement other than those specifically set forth. No agreements or representations, oral or otherwise, expressed or implied concerning the subject matter have been made by either party that are not set forth expressly in this Agreement. This Agreement supersedes and replaces in its entirety the December 26, 2000 Severance Agreement Due to Change in Control of Cortland Bancorp, and from and after the date of this Agreement the December 26, 2000 Severance Agreement Due to Change in Control of Cortland Bancorp shall be of no further force or effect.
16. No Mitigation Required. Cortland Bancorp hereby acknowledges that it will be difficult and could be impossible (x) for the Executive to find reasonably comparable employment after termination and (y) to measure the amount of damages the Executive suffers because of termination. Additionally, Cortland Bancorp acknowledges that its general severance pay plans do not provide for mitigation, offset, or reduction of any severance payment received thereunder. Cortland Bancorp further acknowledges that the payment of benefits by Cortland Bancorp under this Agreement is reasonable and shall be liquidated damages. The Executive shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise, nor shall any profits, income, earnings, or other benefits from any source whatsoever create any mitigation, offset, reduction, or any other obligation on the part of the Executive hereunder or otherwise.

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17. Internal Revenue Code Section 409A. Cortland Bancorp and the Executive intend that their exercise of authority or discretion under this Agreement shall comply with section 409A of the Internal Revenue Code of 1986. If when the Executive’s employment terminates the Executive is a specified employee, as defined in section 409A of the Internal Revenue Code of 1986, and if any payments or benefits under this Agreement will result in additional tax or interest to the Executive because of section 409A, then despite any provision of this Agreement to the contrary the Executive shall not be entitled to the payments or benefits until the earliest of (x) the date that is at least six months after termination of the Executive’s employment for reasons other than the Executive’s death, (y) the date of the Executive’s death, or (z) any earlier date that does not result in additional tax or interest to the Executive under section 409A. As promptly as possible after the end of the period during which payments or benefits are delayed under this provision, the entire amount of the delayed payments shall be paid to the Executive in a single lump sum. If any provision of this Agreement does not satisfy the requirements of section 409A, the provision shall nevertheless be applied in a manner consistent with those requirements. If any provision of this Agreement would subject the Executive to additional tax or interest under section 409A, Cortland Bancorp shall reform the provision. However, Cortland Bancorp shall maintain to the maximum extent practicable the original intent of the applicable provision without subjecting the Executive to additional tax or interest, and Cortland Bancorp shall not be required to incur any additional compensation expense as a result of the reformed provision. References in this Agreement to section 409A of the Internal Revenue Code of 1986 include rules, regulations, and guidance of general application issued by the Department of the Treasury under Internal Revenue Code section 409A.
In Witness Whereof, the parties have executed this Severance Agreement as of the date first written above.

Executive	Cortland Bancorp

By:
Timothy Carney		Lawrence A. Fantauzzi
	Its:	President and Chief Executive Officer

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Severance Agreement
This Severance Agreement (this “Agreement”) is entered into effective as of this day of December 3, 2008, by and between Cortland Bancorp, an Ohio corporation, and Lawrence A. Fantauzzi (the “Executive”), President and Chief Executive Officer of Cortland Bancorp and The Cortland Savings and Banking Company (the “Bank”), an Ohio-chartered bank and wholly owned subsidiary of Cortland Bancorp.
Whereas, recognizing the contributions to the profitability, growth, and financial strength of Cortland Bancorp and the Bank that the Executive has made and is expected to continue to make, intending to assure itself of the current and future continuity of management and establish minimum severance benefits for certain officers and other key employees and ensure that officers and other key employees are not practically disabled from discharging their duties if a proposed or actual transaction involving a change in control arises, and finally desiring to provide additional inducement for the Executive to remain in the employ of Cortland Bancorp and the Bank, Cortland Bancorp and the Bank entered into a Severance Agreement Due to Change in Control of Cortland Bancorp dated as of December 26, 2000 with the Executive,
Whereas, Cortland Bancorp and the Executive intend that this Agreement supersede and replace in its entirety the December 26, 2000 Severance Agreement Due to Change in Control of Cortland Bancorp and that from and after the date hereof the December 26, 2000 Severance Agreement Due to Change in Control of Cortland Bancorp shall be of no further force or effect, and
Whereas, none of the conditions or events included in the definition of the term “golden parachute payment” that is set forth in section 18(k)(4)(A)(ii) of the Federal Deposit Insurance Act [12 U.S.C. 1828(k)(4)(A)(ii)] and in Federal Deposit Insurance Corporation Rule 359.1(f)(1)(ii) [12 CFR 359.1(f)(1)(ii)] exists or, to the best knowledge of Cortland Bancorp, is contemplated insofar as Cortland Bancorp or any of its subsidiaries is concerned.
Now Therefore, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.
1. Cash Benefit after a Change in Control. (a) Cash benefit. If a Change in Control occurs, Cortland Bancorp shall make a lump-sum payment to the Executive in an amount in cash equal to one times the Executive’s compensation. For this purpose the Executive’s compensation means (x) the sum of the Executive’s base salary when the Change in Control occurs, including salary deferred at the Executive’s election, plus (y) any bonus awarded for the most recent whole calendar year before the year in which the Change in Control occurs, regardless of whether the bonus is paid in the year earned and regardless of whether the bonus is vested or subject to elective deferral. The term bonus means cash or non-cash compensation of the type that is required to be reported as bonus by Securities and Exchange Commission rules governing tabular disclosure of executive compensation, specifically Regulation S-K Item 402 (17 CFR 229.402, currently Item 402(c)(2)(iv)). The amount payable to the Executive hereunder shall not be reduced to account for the time value of money or discounted to present value. Subject to section 17 of this Agreement, the payment required under this section 1(a) shall be made within five business days after the Change in Control occurs. The Executive shall be entitled to a payment under this section 1(a) on no more than one occasion during the term of this Agreement.

(b) Change in Control defined. For purposes of this Agreement the term Change in Control means a change in control as defined in Internal Revenue Code section 409A and rules, regulations, and guidance of general application thereunder issued by the Department of the Treasury, including —
(1) Change in ownership: a change in ownership of Cortland Bancorp occurs on the date any one person or group accumulates ownership of Cortland Bancorp stock constituting more than 50% of the total fair market value or total voting power of Cortland Bancorp stock,
(2) Change in effective control: (x) any one person or more than one person acting as a group acquires within a 12-month period ownership of Cortland Bancorp stock possessing 30% or more of the total voting power of Cortland Bancorp stock, or (y) a majority of Cortland Bancorp’s board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed in advance by a majority of Cortland Bancorp’s board of directors, or
(3) Change in ownership of a substantial portion of assets: a change in ownership of a substantial portion of Cortland Bancorp’s assets occurs if in a 12-month period any one person or more than one person acting as a group acquires from Cortland Bancorp assets having a total gross fair market value equal to or exceeding 40% of the total gross fair market value of all of Cortland Bancorp’s assets immediately before the acquisition or acquisitions. For this purpose gross fair market value means the value of Cortland Bancorp’s assets or the value of the assets being disposed of, determined without regard to any liabilities associated with the assets.
2. Additional Benefits after Employment Termination. (a) Continued insurance benefits. Subject to section 2(b), if the Executive’s employment terminates involuntarily but without Cause or voluntarily but with Good Reason within 24 months after a Change in Control, Cortland Bancorp shall cause to be continued medical, dental, accident, disability, and life insurance coverage substantially identical to the coverage maintained for the Executive before employment termination, in accordance with the same schedule prevailing before employment termination, and on substantially the same terms and conditions prevailing before employment termination (including cost of coverage to Cortland Bancorp and the Bank). The insurance coverage shall continue until the first to occur of (x) the Executive’s return to employment with Cortland Bancorp, the Bank, or another employer, (y) the Executive’s death, or (z) the end of the term remaining under this Agreement when the Executive’s employment terminates.

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(b) Alternative lump-sum cash payment. If (x) under the terms of the applicable policy or policies for the insurance benefits specified in section 2(a) it is not possible to continue the Executive’s coverage on the terms specified in section 2(a), or (y) if when employment termination occurs the Executive is a specified employee within the meaning of section 409A of the Internal Revenue Code of 1986, if any of the continued insurance coverage benefits specified in section 2(a) would be considered deferred compensation under section 409A, and finally if an exemption from the six-month delay requirement of section 409A(a)(2)(B)(i) is not available for that particular insurance benefit, instead of continued insurance coverage under section 2(a) Cortland Bancorp shall pay or cause to be paid to the Executive in a single lump sum an amount in cash equal to the present value of Cortland Bancorp’s projected cost to maintain that particular insurance benefit had the Executive’s employment not terminated, assuming continued coverage for the lesser of 36 months or the number of months until the Executive attains age 65. The lump-sum payment shall be made within five business days after employment termination or, if the Executive is a specified employee within the meaning of section 409A and an exemption from the six-month delay requirement of section 409A(a)(2)(B)(i) is not available, on the first day of the seventh month after the month in which the Executive’s employment terminates.
(c) Miscellaneous benefits. Subject to section 2(d), if the Executive’s employment terminates involuntarily but without Cause or voluntarily but with Good Reason within 24 months after a Change in Control —
(1) Cortland Bancorp shall for three years after termination pay or cause to be paid the Executive’s initiation and membership assessments and dues in a civic or social club of the Executive’s choice. The Executive shall be solely responsible for personal expenses for use of the club,
(2) Cortland Bancorp shall for three years after termination and at no cost to the Executive provide or cause to be provided to the Executive financial planning services, including but not limited to tax preparation and financial planning having to do with receipt of benefits under this Agreement,
(3) Cortland Bancorp shall for one year after termination and at no cost to the Executive provide or cause to be provided to the Executive reasonable outplacement services, including but not limited to employment counseling, resume services, and executive placement services.
(d) Alternative lump-sum cash payment. If when employment termination occurs the Executive is a specified employee within the meaning of section 409A of the Internal Revenue Code of 1986, if any of the miscellaneous benefits specified in section 2(c) would be considered deferred compensation under section 409A, and finally if an exemption from the six-month delay requirement of section 409A(a)(2)(B)(i) is not available for that particular benefit, instead of the miscellaneous benefits under section 2(c) Cortland Bancorp shall pay or cause to be paid to the Executive in a single lump sum an amount in cash equal to the present value of Cortland Bancorp’s projected cost to maintain that particular benefit had the Executive’s employment not terminated. The lump-sum payment shall be made within five business days after employment termination or, if the Executive is a specified employee within the meaning of section 409A and an exemption from the six-month delay requirement of section 409A(a)(2)(B)(i) is not available, on the first day of the seventh month after the month in which the Executive’s employment terminates.

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(e) Involuntary termination with Cause defined. For purposes of this Agreement, involuntary termination of the Executive’s employment shall be considered involuntary termination with Cause if the Executive shall have committed any of the following acts —
(1) an act of fraud, embezzlement, or theft while employed by Cortland Bancorp or the Bank, or conviction of the Executive of or plea of no contest to a felony or conviction of or plea of no contest to a misdemeanor involving moral turpitude, or the actual incarceration of the Executive for 45 consecutive days or more, or
(2) gross negligence, insubordination, disloyalty, or dishonesty in the performance of the Executive’s duties as an officer of Cortland Bancorp or the Bank; willful or reckless failure by the Executive to adhere to Cortland Bancorp’s or the Bank’s written policies; intentional wrongful damage by the Executive to the business or property of Cortland Bancorp or the Bank, including without limitation its reputation, which in Cortland Bancorp’s sole judgment causes material harm to Cortland Bancorp or the Bank; breach by the Executive of fiduciary duties to Cortland Bancorp and its stockholders, whether in the Executive’s capacity as an officer or as a director of Cortland Bancorp or the Bank,
(3) removal of the Executive from office or permanent prohibition of the Executive from participating in the Bank’s affairs by an order issued under section 8(e)(4) or (g)(1) of the Federal Deposit Insurance Act, 12 U.S.C. 1818(e)(4) or (g)(1), or
(4) intentional wrongful disclosure of secret processes or confidential information of Cortland Bancorp or the Bank, which in Cortland Bancorp’s sole judgment causes material harm to Cortland Bancorp or the Bank, or
(5) any actions that cause the Executive to be terminated for cause under any employment agreement existing on the date hereof or hereafter entered into between the Executive and Cortland Bancorp or the Bank, or
(6) the occurrence of any event that results in the Executive being excluded from coverage, or having coverage limited for the Executive as compared to other executives of Cortland Bancorp or the Bank, under a blanket bond or other fidelity or insurance policy covering directors, officers, or employees.

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For purposes of this Agreement, no act or failure to act on the Executive’s part shall be deemed to have been intentional if it was due primarily to an error in judgment or negligence. An act or failure to act on the Executive’s part shall be considered intentional if it is not in good faith and if it is without a reasonable belief that the action or failure to act is in Cortland Bancorp’s best interests. Any act or failure to act based upon authority granted by resolutions duly adopted by the board of directors or based upon the advice of counsel for Cortland Bancorp shall be conclusively presumed to be in good faith and in Cortland Bancorp’s best interests.
(f) Voluntary termination with Good Reason defined. For purposes of this Agreement, a voluntary termination by the Executive shall be considered a voluntary termination with Good Reason if the conditions stated in both clauses (x) and (y) are satisfied —
(x) a voluntary termination by the Executive shall be considered a voluntary termination with Good Reason if any of the following occur without the Executive’s advance written consent, and the term Good Reason shall mean the occurrence of any of the following without the Executive’s advance written consent —
1) a material diminution of the Executive’s base salary,
2) a material diminution of the Executive’s authority, duties, or responsibilities,
3) a material diminution in the authority, duties, or responsibilities of the supervisor to whom the Executive is required to report, including a requirement that the Executive report to a corporate officer or employee instead of reporting directly to the board of directors,
4) a material diminution in the budget over which the Executive retains authority,
5) a material change in the geographic location at which the Executive must perform services, or
6) any other action or inaction that constitutes a material breach by Cortland Bancorp of this Agreement.
(y) the Executive must give notice to Cortland Bancorp of the existence of one or more of the conditions described in clause (x) within 90 days after the initial existence of the condition, and Cortland Bancorp shall have 30 days thereafter to remedy the condition. In addition, the Executive’s voluntary termination because of the existence of one or more of the conditions described in clause (x) must occur within 24 months after the initial existence of the condition.

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3. Gross-Up for Taxes. (a) Additional payment to account for excise taxes. If the Executive receives change-in-control benefits under this Agreement and acceleration of benefits under any other benefit, compensation, or incentive plan or arrangement with Cortland Bancorp or the Bank (collectively, the “Total Benefits”), and if any part of the Total Benefits is subject to the Excise Tax under Internal Revenue Code sections 280G and 4999 (the “Excise Tax”), Cortland Bancorp shall pay to the Executive the following additional amounts, consisting of (x) a payment equal to the Excise Tax payable by the Executive under section 4999 on the Total Benefits (the “Excise Tax Payment”) and (y) a payment equal to 80% of the difference between (w) a full gross-up amount (including the Excise Tax Payment) that would provide to the Executive the Excise Tax Payment net of all income, payroll, and excise taxes and (v) the Excise Tax Payment. Together, the additional amounts described in clauses (x) and (y) are referred to in this Agreement as the “Gross-Up Payment Amount.” Payment of the Gross-Up Payment Amount shall be in addition to the benefits set forth in section 1 and section 2.
Calculating the excise tax. For purposes of determining whether any of the Total Benefits are subject to the Excise Tax and for purposes of determining the amount of the Excise Tax —
1)	Determination of “parachute payments” subject to the Excise Tax: any other payments or benefits received or to be received by the Executive in connection with a Change in Control or the Executive’s termination of employment (whether under the terms of this Agreement or any other agreement or any other benefit plan or arrangement with Cortland Bancorp, the Bank, any person whose actions result in a Change in Control, or any person affiliated with Cortland Bancorp, the Bank, or such person) shall be treated as “parachute payments” within the meaning of Internal Revenue Code section 280G(b)(2) and all “excess parachute payments” within the meaning of section 280G(b)(1) shall be treated as subject to the Excise Tax, unless in the opinion of the certified public accounting firm that is retained by Cortland Bancorp as of the date immediately before the Change in Control (the “Accounting Firm”) such other payments or benefits do not constitute (in whole or in part) parachute payments, or such excess parachute payments represent (in whole or in part) reasonable compensation for services actually rendered within the meaning of Internal revenue Code section 280G(b)(4) in excess of the “base amount” (as defined in Internal Revenue Code section 280G(b)(3)), or are otherwise not subject to the Excise Tax,
2)	Calculation of benefits subject to the Excise Tax: the amount of the Total Benefits that shall be treated as subject to the Excise Tax shall be equal to the lesser of (x) the total amount of the Total Benefits reduced by the amount of such Total Benefits that in the opinion of the Accounting Firm are not parachute payments, or (y) the amount of excess parachute payments within the meaning of section 280G(b)(1) (after applying clause (1), above), and
3)	Value of noncash benefits and deferred payments: the value of any noncash benefits or any deferred payment or benefit shall be determined by the Accounting Firm according to the principles of Internal Revenue Code sections 280G(d)(3) and (4).

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Assumed marginal income tax rate. For purposes of determining the Gross-Up Payment Amount, the Executive shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation in the calendar years in which the Gross-Up Payment Amount is to be made and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Executive’s residence on the date of termination of employment, net of the reduction in federal income taxes that can be obtained from deduction of state and local taxes (calculated by assuming that any reduction under Internal Revenue Code section 68 in the amount of itemized deductions allowable to the Executive applies first to reduce the amount of state and local income taxes that would otherwise be deductible by the Executive, and applicable federal FICA and Medicare withholding taxes).
Return of reduced Excise Tax payment or payment of additional Excise Tax. If the Excise Tax is later determined to be less than the amount taken into account hereunder when the Executive’s employment terminated, the Executive shall repay to Cortland Bancorp — when the amount of the reduction in Excise Tax is finally determined — the portion of the Gross-Up Payment Amount attributable to the reduction (plus that portion of the Gross-Up Payment Amount attributable to the Excise Tax, federal, state and local income taxes and FICA and Medicare withholding taxes imposed on the Gross-Up Payment Amount being repaid by the Executive to the extent that the repayment results in a reduction in Excise Tax, FICA and Medicare withholding taxes and/or a federal, state or local income tax deduction).
If the Excise Tax is later determined to be more than the amount taken into account hereunder when the Executive’s employment terminated (due, for example, to a payment whose existence or amount cannot be determined at the time of the Gross-Up Payment Amount), Cortland Bancorp shall make an additional payment to the Executive for that excess (plus any interest, penalties or additions payable by the Executive for the excess) when the amount of the excess is finally determined.
(b) Responsibilities of the Accounting Firm and Cortland Bancorp. Determinations shall be made by the Accounting Firm. Subject to the provisions of section 3(a), all determinations required to be made under this section 3(b) — including whether and when a Gross-Up Payment Amount is required, the amount of the Gross-Up Payment Amount and the assumptions to be used to arrive at the determination (collectively, the “Determination”) — shall be made by the Accounting Firm, which shall provide detailed supporting calculations both to Cortland Bancorp and the Executive within 15 business days after receipt of notice from Cortland Bancorp or the Executive that there has been a Gross-Up Payment Amount, or such earlier time as is requested by Cortland Bancorp.
Fees and expenses of the Accounting Firm and agreement with the Accounting Firm. All fees and expenses of the Accounting Firm shall be borne solely by Cortland Bancorp. Cortland Bancorp shall enter into any agreement requested by the Accounting Firm in connection with the performance of its services hereunder.

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Accounting Firm’s opinion. If the Accounting Firm determines that no Excise Tax is payable by the Executive, the Accounting Firm shall furnish the Executive with a written opinion to that effect and to the effect that failure to report Excise Tax, if any, on the Executive’s applicable federal income tax return will not result in the imposition of a negligence or similar penalty.
Accounting Firm’s Determination is binding; underpayment and overpayment. The Determination by the Accounting Firm shall be binding on Cortland Bancorp and the Executive. Because of the uncertainty when the Determination is made about whether any of the Total Benefits will be subject to the Excise Tax, it is possible that a Gross-Up Payment Amount that should have been made will not have been made by Cortland Bancorp (“Underpayment”), or that a Gross-Up Payment Amount will be made that should not have been made by Cortland Bancorp (“Overpayment”). If after a Determination by the Accounting Firm the Executive is required to make a payment of additional Excise Tax, the Accounting Firm shall determine the amount of the Underpayment. The Underpayment (together with interest at the rate provided in Internal Revenue Code section 1274(d)(2)(B)) shall be paid promptly by Cortland Bancorp to or for the benefit of the Executive. If the Gross-Up Payment Amount exceeds the amount necessary to reimburse the Executive for the Excise Tax according to section 2(a), the Accounting Firm shall determine the amount of the Overpayment. The Overpayment (together with interest at the rate provided in Internal Revenue Code section 1274(d)(2)(B)) shall be paid promptly by the Executive to or for the benefit of Cortland Bancorp. Provided that the Executive’s expenses are reimbursed by Cortland Bancorp, the Executive shall cooperate with any reasonable requests by Cortland Bancorp in any contests or disputes with the Internal Revenue Service relating to the Excise Tax.
Accounting Firm conflict of interest. If the Accounting Firm is serving as accountant or auditor for the individual, entity, or group effecting the Change in Control, the Executive may appoint another nationally recognized public accounting firm to make the Determinations required hereunder (in which case the term “Accounting Firm” as used in this Agreement shall be deemed to refer to the accounting firm appointed by the Executive).
4. Termination for Which No Benefits Are Payable. Despite anything in this Agreement to the contrary, the Executive shall not be entitled to benefits under this Agreement if the Executive’s employment terminates with Cause, if the Executive dies while actively employed by Cortland Bancorp or the Bank, or if the Executive becomes totally disabled while actively employed by Cortland Bancorp or the Bank. For purposes of this Agreement the term totally disabled means that because of injury or sickness the Executive is unable to perform the Executive’s duties. The benefits, if any, payable to the Executive or the Executive’s beneficiary or estate relating to the Executive’s death or disability shall be determined solely by such benefit plans or arrangements as Cortland Bancorp or the Bank may have with the Executive relating to death or disability, not by this Agreement.

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5. Term of Agreement. The initial term of this Agreement shall be for a period of three years, commencing on the effective date of this Agreement first written above. On the first anniversary of the effective date of this Agreement and on each anniversary thereafter this Agreement shall be extended automatically for one additional year, unless Cortland Bancorp’s board of directors gives notice to the Executive in writing at least 90 days before the anniversary that the term of this Agreement will not be extended. If the board of directors determines not to extend the term, it shall promptly notify the Executive. References herein to the term of this Agreement mean the initial term and extensions of the initial term. Unless terminated earlier, this Agreement shall terminate when the Executive attains age 65. If the board of directors decides not to extend the term of this Agreement, this Agreement shall nevertheless remain in force until its term expires.
6. This Agreement Is Not an Employment Contract. The parties hereto acknowledge and agree that this Agreement is not a management or employment agreement and nothing in this Agreement shall give the Executive any rights or impose any obligations to continued employment by Cortland Bancorp or the Bank or successor of Cortland Bancorp.
7. Payment of Legal Fees. Cortland Bancorp is aware that after a Change in Control management could cause or attempt to cause Cortland Bancorp to refuse to comply with its obligations under this Agreement, or could institute or cause or attempt to cause Cortland Bancorp to institute litigation seeking to have this Agreement declared unenforceable, or could take or attempt to take other action to deny Executive the benefits intended under this Agreement. In these circumstances the purpose of this Agreement would be frustrated. Cortland Bancorp desires that the Executive not be required to incur the expenses associated with the enforcement of rights under this Agreement, whether by litigation or other legal action, because the cost and expense thereof would substantially detract from the benefits intended to be granted to the Executive hereunder. Cortland Bancorp desires that the Executive not be forced to negotiate settlement of rights under this Agreement under threat of incurring expenses. Accordingly, if after a Change in Control occurs it appears to the Executive that (x) Cortland Bancorp has failed to comply with any of its obligations under this Agreement or (y) Cortland Bancorp or any other person has taken any action to declare this Agreement void or unenforceable, or instituted any litigation or other legal action designed to deny, diminish, or to recover from the Executive the benefits intended to be provided to the Executive hereunder, Cortland Bancorp irrevocably authorizes the Executive from time to time to retain counsel of the Executive’s choice, at Cortland Bancorp’s expense as provided in this section 7, to represent the Executive in the initiation or defense of any litigation or other legal action, whether by or against Cortland Bancorp or any director, officer, stockholder, or other person affiliated with Cortland Bancorp, in any jurisdiction. Despite any existing or previous attorney-client relationship between Cortland Bancorp and any counsel chosen by the Executive under this section 7, Cortland Bancorp irrevocably consents to the Executive entering into an attorney-client relationship with that counsel, and Cortland Bancorp and the Executive agree that a confidential relationship shall exist between the Executive and that counsel. The fees and expenses of counsel selected from time to time by the Executive as provided in this section shall be paid or reimbursed to the Executive by Cortland Bancorp on a regular, periodic basis upon presentation by the Executive of a statement or statements prepared by counsel in accordance with counsel’s customary practices, up to a maximum aggregate amount of $500,000, whether suit be brought or not, and whether or not incurred in trial, bankruptcy, or appellate proceedings. Cortland Bancorp’s obligation to pay the Executive’s legal fees under this section 7 operates separately from and in addition to any legal fee reimbursement obligation Cortland Bancorp may have with the Executive under any separate salary continuation or other agreement. Despite anything in this Agreement to the contrary however, Cortland Bancorp shall not be required to pay or reimburse the Executive’s legal expenses if doing so would violate section 18(k) of the Federal Deposit Insurance Act [12 U.S.C. 1828(k)] and Rule 359.3 of the Federal Deposit Insurance Corporation [12 CFR 359.3].

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8. Withholding of Taxes. Cortland Bancorp may withhold from any benefits payable under this Agreement all Federal, state, local or other taxes as may be required by law, governmental regulation, or ruling.
9. Successors and Assigns. (a) This Agreement is binding on Cortland Bancorp’s successors. This Agreement shall be binding upon Cortland Bancorp and any successor to Cortland Bancorp, including any persons acquiring directly or indirectly all or substantially all of the business or assets of Cortland Bancorp by purchase, merger, consolidation, reorganization, or otherwise. But this Agreement and Cortland Bancorp’s obligations under this Agreement are not otherwise assignable, transferable, or delegable by Cortland Bancorp. By agreement in form and substance satisfactory to the Executive, Cortland Bancorp shall require any successor to all or substantially all of the business or assets of Cortland Bancorp expressly to assume and agree to perform this Agreement in the same manner and to the same extent Cortland Bancorp would be required to perform had no succession occurred.
(b) This Agreement is enforceable by the Executive’s heirs. This Agreement shall inure to the benefit of and be enforceable by the Executive’s personal or legal representatives, executors, administrators, successors, heirs, distributes, and legatees.
(c) This Agreement is personal and is not assignable. This Agreement is personal in nature. Without written consent of the other party, neither party shall assign, transfer, or delegate this Agreement or any rights or obligations under this Agreement except as expressly provided in this section 9. Without limiting the generality of the foregoing, the Executive’s right to receive payments hereunder is not assignable or transferable, whether by pledge, creation of a security interest, or otherwise, except for a transfer by Executive’s will or by the laws of descent and distribution. If the Executive attempts an assignment or transfer that is contrary to this section 9, Cortland Bancorp shall have no liability to pay any amount to the assignee or transferee.

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10. Notices. Any notice under this Agreement shall be deemed to have been effectively made or given if in writing and personally delivered, delivered by mail properly addressed in a sealed envelope, postage prepaid by certified or registered mail, delivered by a reputable overnight delivery service, or sent by facsimile. Unless otherwise changed by notice, notice shall be properly addressed to the Executive if addressed to the address of the Executive on the books and records of Cortland Bancorp at the time of the delivery of the notice, and properly addressed to Cortland Bancorp if addressed to the Board of Directors, Cortland Bancorp, 194 West Main Street, Cortland, Ohio 44410, Attention: Corporate Secretary.
11. Captions and Counterparts. The headings and subheadings used in this Agreement are included solely for convenience and shall not affect the interpretation of this Agreement. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same agreement.
12. Amendments and Waivers. No provision of this Agreement may be modified, waived, or discharged unless the waiver, modification, or discharge is agreed to in a writing signed by the Executive and by Cortland Bancorp. No waiver by either party hereto at any time of any breach by the other party hereto or waiver of compliance with any condition or provision of this Agreement to be performed by the other party shall be deemed a waiver of other provisions or conditions at the same or at any other time.
13. Severability. The provisions of this Agreement are severable. The invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions of this Agreement. Any provision held to be invalid or unenforceable shall be reformed to the extent (and only to the extent) necessary to make it valid and enforceable.
14. Governing Law. The validity, interpretation, construction, and performance of this Agreement shall be governed by and construed in accordance with the substantive laws of the State of Ohio, without giving effect to the principles of conflict of laws of the State of Ohio.
15. Entire Agreement. This Agreement constitutes the entire agreement between Cortland Bancorp and the Executive concerning the subject matter. No rights are granted to the Executive under this Agreement other than those specifically set forth. No agreements or representations, oral or otherwise, expressed or implied concerning the subject matter have been made by either party that are not set forth expressly in this Agreement. This Agreement supersedes and replaces in its entirety the December 26, 2000 Severance Agreement Due to Change in Control of Cortland Bancorp, and from and after the date of this Agreement the December 26, 2000 Severance Agreement Due to Change in Control of Cortland Bancorp shall be of no further force or effect.

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16. No Mitigation Required. Cortland Bancorp hereby acknowledges that it will be difficult and could be impossible (x) for the Executive to find reasonably comparable employment after termination and (y) to measure the amount of damages the Executive suffers because of termination. Additionally, Cortland Bancorp acknowledges that its general severance pay plans do not provide for mitigation, offset, or reduction of any severance payment received thereunder. Cortland Bancorp further acknowledges that the payment of benefits by Cortland Bancorp under this Agreement is reasonable and shall be liquidated damages. The Executive shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise, nor shall any profits, income, earnings, or other benefits from any source whatsoever create any mitigation, offset, reduction, or any other obligation on the part of the Executive hereunder or otherwise.
17. Internal Revenue Code Section 409A. Cortland Bancorp and the Executive intend that their exercise of authority or discretion under this Agreement shall comply with section 409A of the Internal Revenue Code of 1986. If when the Executive’s employment terminates the Executive is a specified employee, as defined in section 409A of the Internal Revenue Code of 1986, and if any payments or benefits under this Agreement will result in additional tax or interest to the Executive because of section 409A, then despite any provision of this Agreement to the contrary the Executive shall not be entitled to the payments or benefits until the earliest of (x) the date that is at least six months after termination of the Executive’s employment for reasons other than the Executive’s death, (y) the date of the Executive’s death, or (z) any earlier date that does not result in additional tax or interest to the Executive under section 409A. As promptly as possible after the end of the period during which payments or benefits are delayed under this provision, the entire amount of the delayed payments shall be paid to the Executive in a single lump sum. If any provision of this Agreement does not satisfy the requirements of section 409A, the provision shall nevertheless be applied in a manner consistent with those requirements. If any provision of this Agreement would subject the Executive to additional tax or interest under section 409A, Cortland Bancorp shall reform the provision. However, Cortland Bancorp shall maintain to the maximum extent practicable the original intent of the applicable provision without subjecting the Executive to additional tax or interest, and Cortland Bancorp shall not be required to incur any additional compensation expense as a result of the reformed provision. References in this Agreement to section 409A of the Internal Revenue Code of 1986 include rules, regulations, and guidance of general application issued by the Department of the Treasury under Internal Revenue Code section 409A.
In Witness Whereof, the parties have executed this Severance Agreement as of the date first written above.

Executive	Cortland Bancorp

By:
Lawrence A. Fantauzzi
Its:

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Severance Agreement
This Severance Agreement (this “Agreement”) is entered into effective as of this day of December 3, 2008, by and between Cortland Bancorp, an Ohio corporation, and James M. Gasior (the “Executive”), Senior Vice President, Chief Financial Officer, and Secretary of Cortland Bancorp and The Cortland Savings and Banking Company (the “Bank”), an Ohio-chartered bank and wholly owned subsidiary of Cortland Bancorp.
Whereas, recognizing the contributions to the profitability, growth, and financial strength of Cortland Bancorp and the Bank that the Executive has made and is expected to continue to make, intending to assure itself of the current and future continuity of management and establish minimum severance benefits for certain officers and other key employees and ensure that officers and other key employees are not practically disabled from discharging their duties if a proposed or actual transaction involving a change in control arises, and finally desiring to provide additional inducement for the Executive to remain in the employ of Cortland Bancorp and the Bank, Cortland Bancorp and the Bank entered into a Severance Agreement Due to Change in Control of Cortland Bancorp dated as of December 26, 2000 with the Executive,
Whereas, Cortland Bancorp and the Executive intend that this Agreement supersede and replace in its entirety the December 26, 2000 Severance Agreement Due to Change in Control of Cortland Bancorp and that from and after the date hereof the December 26, 2000 Severance Agreement Due to Change in Control of Cortland Bancorp shall be of no further force or effect, and
Whereas, none of the conditions or events included in the definition of the term “golden parachute payment” that is set forth in section 18(k)(4)(A)(ii) of the Federal Deposit Insurance Act [12 U.S.C. 1828(k)(4)(A)(ii)] and in Federal Deposit Insurance Corporation Rule 359.1(f)(1)(ii) [12 CFR 359.1(f)(1)(ii)] exists or, to the best knowledge of Cortland Bancorp, is contemplated insofar as Cortland Bancorp or any of its subsidiaries is concerned.
Now Therefore, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.
1. Cash Benefit after a Change in Control. (a) Cash benefit. If a Change in Control occurs, Cortland Bancorp shall make a lump-sum payment to the Executive in an amount in cash equal to one times the Executive’s compensation. For this purpose the Executive’s compensation means (x) the sum of the Executive’s base salary when the Change in Control occurs, including salary deferred at the Executive’s election, plus (y) any bonus awarded for the most recent whole calendar year before the year in which the Change in Control occurs, regardless of whether the bonus is paid in the year earned and regardless of whether the bonus is vested or subject to elective deferral. The term bonus means cash or non-cash compensation of the type that is required to be reported as bonus by Securities and Exchange Commission rules governing tabular disclosure of executive compensation, specifically Regulation S-K Item 402 (17 CFR 229.402, currently Item 402(c)(2)(iv)). The amount payable to the Executive hereunder shall not be reduced to account for the time value of money or discounted to present value. Subject to section 17 of this Agreement, the payment required under this section 1(a) shall be made within five business days after the Change in Control occurs. The Executive shall be entitled to a payment under this section 1(a) on no more than one occasion during the term of this Agreement.

(b) Change in Control defined. For purposes of this Agreement the term Change in Control means a change in control as defined in Internal Revenue Code section 409A and rules, regulations, and guidance of general application thereunder issued by the Department of the Treasury, including —
(1) Change in ownership: a change in ownership of Cortland Bancorp occurs on the date any one person or group accumulates ownership of Cortland Bancorp stock constituting more than 50% of the total fair market value or total voting power of Cortland Bancorp stock,
(2) Change in effective control: (x) any one person or more than one person acting as a group acquires within a 12-month period ownership of Cortland Bancorp stock possessing 30% or more of the total voting power of Cortland Bancorp stock, or (y) a majority of Cortland Bancorp’s board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed in advance by a majority of Cortland Bancorp’s board of directors, or
(3) Change in ownership of a substantial portion of assets: a change in ownership of a substantial portion of Cortland Bancorp’s assets occurs if in a 12-month period any one person or more than one person acting as a group acquires from Cortland Bancorp assets having a total gross fair market value equal to or exceeding 40% of the total gross fair market value of all of Cortland Bancorp’s assets immediately before the acquisition or acquisitions. For this purpose gross fair market value means the value of Cortland Bancorp’s assets or the value of the assets being disposed of, determined without regard to any liabilities associated with the assets.
2. Additional Benefits after Employment Termination. (a) Continued insurance benefits. Subject to section 2(b), if the Executive’s employment terminates involuntarily but without Cause or voluntarily but with Good Reason within 24 months after a Change in Control, Cortland Bancorp shall cause to be continued medical, dental, accident, disability, and life insurance coverage substantially identical to the coverage maintained for the Executive before employment termination, in accordance with the same schedule prevailing before employment termination, and on substantially the same terms and conditions prevailing before employment termination (including cost of coverage to Cortland Bancorp and the Bank). The insurance coverage shall continue until the first to occur of (x) the Executive’s return to employment with Cortland Bancorp, the Bank, or another employer, (y) the Executive’s death, or (z) the end of the term remaining under this Agreement when the Executive’s employment terminates.

(b) Alternative lump-sum cash payment. If (x) under the terms of the applicable policy or policies for the insurance benefits specified in section 2(a) it is not possible to continue the Executive’s coverage on the terms specified in section 2(a), or (y) if when employment termination occurs the Executive is a specified employee within the meaning of section 409A of the Internal Revenue Code of 1986, if any of the continued insurance coverage benefits specified in section 2(a) would be considered deferred compensation under section 409A, and finally if an exemption from the six-month delay requirement of section 409A(a)(2)(B)(i) is not available for that particular insurance benefit, instead of continued insurance coverage under section 2(a) Cortland Bancorp shall pay or cause to be paid to the Executive in a single lump sum an amount in cash equal to the present value of Cortland Bancorp’s projected cost to maintain that particular insurance benefit had the Executive’s employment not terminated, assuming continued coverage for the lesser of 36 months or the number of months until the Executive attains age 65. The lump-sum payment shall be made within five business days after employment termination or, if the Executive is a specified employee within the meaning of section 409A and an exemption from the six-month delay requirement of section 409A(a)(2)(B)(i) is not available, on the first day of the seventh month after the month in which the Executive’s employment terminates.
(c) Miscellaneous benefits. Subject to section 2(d), if the Executive’s employment terminates involuntarily but without Cause or voluntarily but with Good Reason within 24 months after a Change in Control —
(1) Cortland Bancorp shall for three years after termination pay or cause to be paid the Executive’s initiation and membership assessments and dues in a civic or social club of the Executive’s choice. The Executive shall be solely responsible for personal expenses for use of the club,
(2) Cortland Bancorp shall for three years after termination and at no cost to the Executive provide or cause to be provided to the Executive financial planning services, including but not limited to tax preparation and financial planning having to do with receipt of benefits under this Agreement,
(3) Cortland Bancorp shall for one year after termination and at no cost to the Executive provide or cause to be provided to the Executive reasonable outplacement services, including but not limited to employment counseling, resume services, and executive placement services.
(d) Alternative lump-sum cash payment. If when employment termination occurs the Executive is a specified employee within the meaning of section 409A of the Internal Revenue Code of 1986, if any of the miscellaneous benefits specified in section 2(c) would be considered deferred compensation under section 409A, and finally if an exemption from the six-month delay requirement of section 409A(a)(2)(B)(i) is not available for that particular benefit, instead of the miscellaneous benefits under section 2(c) Cortland Bancorp shall pay or cause to be paid to the Executive in a single lump sum an amount in cash equal to the present value of Cortland Bancorp’s projected cost to maintain that particular benefit had the Executive’s employment not terminated. The lump-sum payment shall be made within five business days after employment termination or, if the Executive is a specified employee within the meaning of section 409A and an exemption from the six-month delay requirement of section 409A(a)(2)(B)(i) is not available, on the first day of the seventh month after the month in which the Executive’s employment terminates.

(e) Involuntary termination with Cause defined. For purposes of this Agreement, involuntary termination of the Executive’s employment shall be considered involuntary termination with Cause if the Executive shall have committed any of the following acts —
(1) an act of fraud, embezzlement, or theft while employed by Cortland Bancorp or the Bank, or conviction of the Executive of or plea of no contest to a felony or conviction of or plea of no contest to a misdemeanor involving moral turpitude, or the actual incarceration of the Executive for 45 consecutive days or more, or
(2) gross negligence, insubordination, disloyalty, or dishonesty in the performance of the Executive’s duties as an officer of Cortland Bancorp or the Bank; willful or reckless failure by the Executive to adhere to Cortland Bancorp’s or the Bank’s written policies; intentional wrongful damage by the Executive to the business or property of Cortland Bancorp or the Bank, including without limitation its reputation, which in Cortland Bancorp’s sole judgment causes material harm to Cortland Bancorp or the Bank; breach by the Executive of fiduciary duties to Cortland Bancorp and its stockholders, whether in the Executive’s capacity as an officer or as a director of Cortland Bancorp or the Bank,
(3) removal of the Executive from office or permanent prohibition of the Executive from participating in the Bank’s affairs by an order issued under section 8(e)(4) or (g)(1) of the Federal Deposit Insurance Act, 12 U.S.C. 1818(e)(4) or (g)(1), or
(4) intentional wrongful disclosure of secret processes or confidential information of Cortland Bancorp or the Bank, which in Cortland Bancorp’s sole judgment causes material harm to Cortland Bancorp or the Bank, or
(5) any actions that cause the Executive to be terminated for cause under any employment agreement existing on the date hereof or hereafter entered into between the Executive and Cortland Bancorp or the Bank, or
(6) the occurrence of any event that results in the Executive being excluded from coverage, or having coverage limited for the Executive as compared to other executives of Cortland Bancorp or the Bank, under a blanket bond or other fidelity or insurance policy covering directors, officers, or employees.
For purposes of this Agreement, no act or failure to act on the Executive’s part shall be deemed to have been intentional if it was due primarily to an error in judgment or negligence. An act or failure to act on the Executive’s part shall be considered intentional if it is not in good faith and if it is without a reasonable belief that the action or failure to act is in Cortland Bancorp’s best interests. Any act or failure to act based upon authority granted by resolutions duly adopted by the board of directors or based upon the advice of counsel for Cortland Bancorp shall be conclusively presumed to be in good faith and in Cortland Bancorp’s best interests.

(f) Voluntary termination with Good Reason defined. For purposes of this Agreement, a voluntary termination by the Executive shall be considered a voluntary termination with Good Reason if the conditions stated in both clauses (x) and (y) are satisfied —
(x) a voluntary termination by the Executive shall be considered a voluntary termination with Good Reason if any of the following occur without the Executive’s advance written consent, and the term Good Reason shall mean the occurrence of any of the following without the Executive’s advance written consent —
1) a material diminution of the Executive’s base salary,
2) a material diminution of the Executive’s authority, duties, or responsibilities,
3) a material diminution in the authority, duties, or responsibilities of the supervisor to whom the Executive is required to report,
4) a material diminution in the budget over which the Executive retains authority,
5) a material change in the geographic location at which the Executive must perform services, or
6) any other action or inaction that constitutes a material breach by Cortland Bancorp of this Agreement.
(y) the Executive must give notice to Cortland Bancorp of the existence of one or more of the conditions described in clause (x) within 90 days after the initial existence of the condition, and Cortland Bancorp shall have 30 days thereafter to remedy the condition. In addition, the Executive’s voluntary termination because of the existence of one or more of the conditions described in clause (x) must occur within 24 months after the initial existence of the condition.
3. Gross-Up for Taxes. (a) Additional payment to account for excise taxes. If the Executive receives change-in-control benefits under this Agreement and acceleration of benefits under any other benefit, compensation, or incentive plan or arrangement with Cortland Bancorp or the Bank (collectively, the “Total Benefits”), and if any part of the Total Benefits is subject to the Excise Tax under Internal Revenue Code sections 280G and 4999 (the “Excise Tax”), Cortland Bancorp shall pay to the Executive the following additional amounts, consisting of (x) a payment equal to the Excise Tax payable by the Executive under section 4999 on the Total Benefits (the “Excise Tax Payment”) and (y) a payment equal to 80% of the difference between (w) a full gross-up amount (including the Excise Tax Payment) that would provide to the Executive the Excise Tax Payment net of all income, payroll, and excise taxes and (v) the Excise Tax Payment. Together, the additional amounts described in clauses (x) and (y) are referred to in this Agreement as the “Gross-Up Payment Amount.” Payment of the Gross-Up Payment Amount shall be in addition to the benefits set forth in section 1 and section 2.

Calculating the excise tax. For purposes of determining whether any of the Total Benefits are subject to the Excise Tax and for purposes of determining the amount of the Excise Tax —
1)	Determination of “parachute payments” subject to the Excise Tax: any other payments or benefits received or to be received by the Executive in connection with a Change in Control or the Executive’s termination of employment (whether under the terms of this Agreement or any other agreement or any other benefit plan or arrangement with Cortland Bancorp, the Bank, any person whose actions result in a Change in Control, or any person affiliated with Cortland Bancorp, the Bank, or such person) shall be treated as “parachute payments” within the meaning of Internal Revenue Code section 280G(b)(2) and all “excess parachute payments” within the meaning of section 280G(b)(1) shall be treated as subject to the Excise Tax, unless in the opinion of the certified public accounting firm that is retained by Cortland Bancorp as of the date immediately before the Change in Control (the “Accounting Firm”) such other payments or benefits do not constitute (in whole or in part) parachute payments, or such excess parachute payments represent (in whole or in part) reasonable compensation for services actually rendered within the meaning of Internal revenue Code section 280G(b)(4) in excess of the “base amount” (as defined in Internal Revenue Code section 280G(b)(3)), or are otherwise not subject to the Excise Tax,

2)	Calculation of benefits subject to the Excise Tax: the amount of the Total Benefits that shall be treated as subject to the Excise Tax shall be equal to the lesser of (x) the total amount of the Total Benefits reduced by the amount of such Total Benefits that in the opinion of the Accounting Firm are not parachute payments, or (y) the amount of excess parachute payments within the meaning of section 280G(b)(1) (after applying clause (1), above), and

3)	Value of noncash benefits and deferred payments: the value of any noncash benefits or any deferred payment or benefit shall be determined by the Accounting Firm according to the principles of Internal Revenue Code sections 280G(d)(3) and (4).
Assumed marginal income tax rate. For purposes of determining the Gross-Up Payment Amount, the Executive shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation in the calendar years in which the Gross-Up Payment Amount is to be made and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Executive’s residence on the date of termination of employment, net of the reduction in federal income taxes that can be obtained from deduction of state and local taxes (calculated by assuming that any reduction under Internal Revenue Code section 68 in the amount of itemized deductions allowable to the Executive applies first to reduce the amount of state and local income taxes that would otherwise be deductible by the Executive, and applicable federal FICA and Medicare withholding taxes).

Return of reduced Excise Tax payment or payment of additional Excise Tax. If the Excise Tax is later determined to be less than the amount taken into account hereunder when the Executive’s employment terminated, the Executive shall repay to Cortland Bancorp — when the amount of the reduction in Excise Tax is finally determined — the portion of the Gross-Up Payment Amount attributable to the reduction (plus that portion of the Gross-Up Payment Amount attributable to the Excise Tax, federal, state and local income taxes and FICA and Medicare withholding taxes imposed on the Gross-Up Payment Amount being repaid by the Executive to the extent that the repayment results in a reduction in Excise Tax, FICA and Medicare withholding taxes and/or a federal, state or local income tax deduction).
If the Excise Tax is later determined to be more than the amount taken into account hereunder when the Executive’s employment terminated (due, for example, to a payment whose existence or amount cannot be determined at the time of the Gross-Up Payment Amount), Cortland Bancorp shall make an additional payment to the Executive for that excess (plus any interest, penalties or additions payable by the Executive for the excess) when the amount of the excess is finally determined.
(b) Responsibilities of the Accounting Firm and Cortland Bancorp. Determinations shall be made by the Accounting Firm. Subject to the provisions of section 3(a), all determinations required to be made under this section 3(b) — including whether and when a Gross-Up Payment Amount is required, the amount of the Gross-Up Payment Amount and the assumptions to be used to arrive at the determination (collectively, the “Determination”) — shall be made by the Accounting Firm, which shall provide detailed supporting calculations both to Cortland Bancorp and the Executive within 15 business days after receipt of notice from Cortland Bancorp or the Executive that there has been a Gross-Up Payment Amount, or such earlier time as is requested by Cortland Bancorp.
Fees and expenses of the Accounting Firm and agreement with the Accounting Firm. All fees and expenses of the Accounting Firm shall be borne solely by Cortland Bancorp. Cortland Bancorp shall enter into any agreement requested by the Accounting Firm in connection with the performance of its services hereunder.
Accounting Firm’s opinion. If the Accounting Firm determines that no Excise Tax is payable by the Executive, the Accounting Firm shall furnish the Executive with a written opinion to that effect and to the effect that failure to report Excise Tax, if any, on the Executive’s applicable federal income tax return will not result in the imposition of a negligence or similar penalty.

Accounting Firm’s Determination is binding; underpayment and overpayment. The Determination by the Accounting Firm shall be binding on Cortland Bancorp and the Executive. Because of the uncertainty when the Determination is made about whether any of the Total Benefits will be subject to the Excise Tax, it is possible that a Gross-Up Payment Amount that should have been made will not have been made by Cortland Bancorp (“Underpayment”), or that a Gross-Up Payment Amount will be made that should not have been made by Cortland Bancorp (“Overpayment”). If after a Determination by the Accounting Firm the Executive is required to make a payment of additional Excise Tax, the Accounting Firm shall determine the amount of the Underpayment. The Underpayment (together with interest at the rate provided in Internal Revenue Code section 1274(d)(2)(B)) shall be paid promptly by Cortland Bancorp to or for the benefit of the Executive. If the Gross-Up Payment Amount exceeds the amount necessary to reimburse the Executive for the Excise Tax according to section 2(a), the Accounting Firm shall determine the amount of the Overpayment. The Overpayment (together with interest at the rate provided in Internal Revenue Code section 1274(d)(2)(B)) shall be paid promptly by the Executive to or for the benefit of Cortland Bancorp. Provided that the Executive’s expenses are reimbursed by Cortland Bancorp, the Executive shall cooperate with any reasonable requests by Cortland Bancorp in any contests or disputes with the Internal Revenue Service relating to the Excise Tax.
Accounting Firm conflict of interest. If the Accounting Firm is serving as accountant or auditor for the individual, entity, or group effecting the Change in Control, the Executive may appoint another nationally recognized public accounting firm to make the Determinations required hereunder (in which case the term “Accounting Firm” as used in this Agreement shall be deemed to refer to the accounting firm appointed by the Executive).
4. Termination for Which No Benefits Are Payable. Despite anything in this Agreement to the contrary, the Executive shall not be entitled to benefits under this Agreement if the Executive’s employment terminates with Cause, if the Executive dies while actively employed by Cortland Bancorp or the Bank, or if the Executive becomes totally disabled while actively employed by Cortland Bancorp or the Bank. For purposes of this Agreement the term totally disabled means that because of injury or sickness the Executive is unable to perform the Executive’s duties. The benefits, if any, payable to the Executive or the Executive’s beneficiary or estate relating to the Executive’s death or disability shall be determined solely by such benefit plans or arrangements as Cortland Bancorp or the Bank may have with the Executive relating to death or disability, not by this Agreement.
5. Term of Agreement. The initial term of this Agreement shall be for a period of three years, commencing on the effective date of this Agreement first written above. On the first anniversary of the effective date of this Agreement and on each anniversary thereafter this Agreement shall be extended automatically for one additional year, unless Cortland Bancorp’s board of directors gives notice to the Executive in writing at least 90 days before the anniversary that the term of this Agreement will not be extended. If the board of directors determines not to extend the term, it shall promptly notify the Executive. References herein to the term of this Agreement mean the initial term and extensions of the initial term. Unless terminated earlier, this Agreement shall terminate when the Executive attains age 65. If the board of directors decides not to extend the term of this Agreement, this Agreement shall nevertheless remain in force until its term expires.

6. This Agreement Is Not an Employment Contract. The parties hereto acknowledge and agree that this Agreement is not a management or employment agreement and nothing in this Agreement shall give the Executive any rights or impose any obligations to continued employment by Cortland Bancorp or the Bank or successor of Cortland Bancorp.
7. Payment of Legal Fees. Cortland Bancorp is aware that after a Change in Control management could cause or attempt to cause Cortland Bancorp to refuse to comply with its obligations under this Agreement, or could institute or cause or attempt to cause Cortland Bancorp to institute litigation seeking to have this Agreement declared unenforceable, or could take or attempt to take other action to deny Executive the benefits intended under this Agreement. In these circumstances the purpose of this Agreement would be frustrated. Cortland Bancorp desires that the Executive not be required to incur the expenses associated with the enforcement of rights under this Agreement, whether by litigation or other legal action, because the cost and expense thereof would substantially detract from the benefits intended to be granted to the Executive hereunder. Cortland Bancorp desires that the Executive not be forced to negotiate settlement of rights under this Agreement under threat of incurring expenses. Accordingly, if after a Change in Control occurs it appears to the Executive that (x) Cortland Bancorp has failed to comply with any of its obligations under this Agreement or (y) Cortland Bancorp or any other person has taken any action to declare this Agreement void or unenforceable, or instituted any litigation or other legal action designed to deny, diminish, or to recover from the Executive the benefits intended to be provided to the Executive hereunder, Cortland Bancorp irrevocably authorizes the Executive from time to time to retain counsel of the Executive’s choice, at Cortland Bancorp’s expense as provided in this section 7, to represent the Executive in the initiation or defense of any litigation or other legal action, whether by or against Cortland Bancorp or any director, officer, stockholder, or other person affiliated with Cortland Bancorp, in any jurisdiction. Despite any existing or previous attorney-client relationship between Cortland Bancorp and any counsel chosen by the Executive under this section 7, Cortland Bancorp irrevocably consents to the Executive entering into an attorney-client relationship with that counsel, and Cortland Bancorp and the Executive agree that a confidential relationship shall exist between the Executive and that counsel. The fees and expenses of counsel selected from time to time by the Executive as provided in this section shall be paid or reimbursed to the Executive by Cortland Bancorp on a regular, periodic basis upon presentation by the Executive of a statement or statements prepared by counsel in accordance with counsel’s customary practices, up to a maximum aggregate amount of $500,000, whether suit be brought or not, and whether or not incurred in trial, bankruptcy, or appellate proceedings. Cortland Bancorp’s obligation to pay the Executive’s legal fees under this section 7 operates separately from and in addition to any legal fee reimbursement obligation Cortland Bancorp may have with the Executive under any separate salary continuation or other agreement. Despite anything in this Agreement to the contrary however, Cortland Bancorp shall not be required to pay or reimburse the Executive’s legal expenses if doing so would violate section 18(k) of the Federal Deposit Insurance Act [12 U.S.C. 1828(k)] and Rule 359.3 of the Federal Deposit Insurance Corporation [12 CFR 359.3].

8. Withholding of Taxes. Cortland Bancorp may withhold from any benefits payable under this Agreement all Federal, state, local or other taxes as may be required by law, governmental regulation, or ruling.
9. Successors and Assigns. (a) This Agreement is binding on Cortland Bancorp’s successors. This Agreement shall be binding upon Cortland Bancorp and any successor to Cortland Bancorp, including any persons acquiring directly or indirectly all or substantially all of the business or assets of Cortland Bancorp by purchase, merger, consolidation, reorganization, or otherwise. But this Agreement and Cortland Bancorp’s obligations under this Agreement are not otherwise assignable, transferable, or delegable by Cortland Bancorp. By agreement in form and substance satisfactory to the Executive, Cortland Bancorp shall require any successor to all or substantially all of the business or assets of Cortland Bancorp expressly to assume and agree to perform this Agreement in the same manner and to the same extent Cortland Bancorp would be required to perform had no succession occurred.
(b) This Agreement is enforceable by the Executive’s heirs. This Agreement shall inure to the benefit of and be enforceable by the Executive’s personal or legal representatives, executors, administrators, successors, heirs, distributes, and legatees.
(c) This Agreement is personal and is not assignable. This Agreement is personal in nature. Without written consent of the other party, neither party shall assign, transfer, or delegate this Agreement or any rights or obligations under this Agreement except as expressly provided in this section 9. Without limiting the generality of the foregoing, the Executive’s right to receive payments hereunder is not assignable or transferable, whether by pledge, creation of a security interest, or otherwise, except for a transfer by Executive’s will or by the laws of descent and distribution. If the Executive attempts an assignment or transfer that is contrary to this section 9, Cortland Bancorp shall have no liability to pay any amount to the assignee or transferee.
10. Notices. Any notice under this Agreement shall be deemed to have been effectively made or given if in writing and personally delivered, delivered by mail properly addressed in a sealed envelope, postage prepaid by certified or registered mail, delivered by a reputable overnight delivery service, or sent by facsimile. Unless otherwise changed by notice, notice shall be properly addressed to the Executive if addressed to the address of the Executive on the books and records of Cortland Bancorp at the time of the delivery of the notice, and properly addressed to Cortland Bancorp if addressed to the Board of Directors, Cortland Bancorp, 194 West Main Street, Cortland, Ohio 44410, Attention: Corporate Secretary.
11. Captions and Counterparts. The headings and subheadings used in this Agreement are included solely for convenience and shall not affect the interpretation of this Agreement. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same agreement.

12. Amendments and Waivers. No provision of this Agreement may be modified, waived, or discharged unless the waiver, modification, or discharge is agreed to in a writing signed by the Executive and by Cortland Bancorp. No waiver by either party hereto at any time of any breach by the other party hereto or waiver of compliance with any condition or provision of this Agreement to be performed by the other party shall be deemed a waiver of other provisions or conditions at the same or at any other time.
13. Severability. The provisions of this Agreement are severable. The invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions of this Agreement. Any provision held to be invalid or unenforceable shall be reformed to the extent (and only to the extent) necessary to make it valid and enforceable.
14. Governing Law. The validity, interpretation, construction, and performance of this Agreement shall be governed by and construed in accordance with the substantive laws of the State of Ohio, without giving effect to the principles of conflict of laws of the State of Ohio.
15. Entire Agreement. This Agreement constitutes the entire agreement between Cortland Bancorp and the Executive concerning the subject matter. No rights are granted to the Executive under this Agreement other than those specifically set forth. No agreements or representations, oral or otherwise, expressed or implied concerning the subject matter have been made by either party that are not set forth expressly in this Agreement. This Agreement supersedes and replaces in its entirety the December 26, 2000 Severance Agreement Due to Change in Control of Cortland Bancorp, and from and after the date of this Agreement the December 26, 2000 Severance Agreement Due to Change in Control of Cortland Bancorp shall be of no further force or effect.
16. No Mitigation Required. Cortland Bancorp hereby acknowledges that it will be difficult and could be impossible (x) for the Executive to find reasonably comparable employment after termination and (y) to measure the amount of damages the Executive suffers because of termination. Additionally, Cortland Bancorp acknowledges that its general severance pay plans do not provide for mitigation, offset, or reduction of any severance payment received thereunder. Cortland Bancorp further acknowledges that the payment of benefits by Cortland Bancorp under this Agreement is reasonable and shall be liquidated damages. The Executive shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise, nor shall any profits, income, earnings, or other benefits from any source whatsoever create any mitigation, offset, reduction, or any other obligation on the part of the Executive hereunder or otherwise.

17. Internal Revenue Code Section 409A. Cortland Bancorp and the Executive intend that their exercise of authority or discretion under this Agreement shall comply with section 409A of the Internal Revenue Code of 1986. If when the Executive’s employment terminates the Executive is a specified employee, as defined in section 409A of the Internal Revenue Code of 1986, and if any payments or benefits under this Agreement will result in additional tax or interest to the Executive because of section 409A, then despite any provision of this Agreement to the contrary the Executive shall not be entitled to the payments or benefits until the earliest of (x) the date that is at least six months after termination of the Executive’s employment for reasons other than the Executive’s death, (y) the date of the Executive’s death, or (z) any earlier date that does not result in additional tax or interest to the Executive under section 409A. As promptly as possible after the end of the period during which payments or benefits are delayed under this provision, the entire amount of the delayed payments shall be paid to the Executive in a single lump sum. If any provision of this Agreement does not satisfy the requirements of section 409A, the provision shall nevertheless be applied in a manner consistent with those requirements. If any provision of this Agreement would subject the Executive to additional tax or interest under section 409A, Cortland Bancorp shall reform the provision. However, Cortland Bancorp shall maintain to the maximum extent practicable the original intent of the applicable provision without subjecting the Executive to additional tax or interest, and Cortland Bancorp shall not be required to incur any additional compensation expense as a result of the reformed provision. References in this Agreement to section 409A of the Internal Revenue Code of 1986 include rules, regulations, and guidance of general application issued by the Department of the Treasury under Internal Revenue Code section 409A.
In Witness Whereof, the parties have executed this Severance Agreement as of the date first written above.

Executive	Cortland Bancorp

By:
James M. Gasior		Lawrence A. Fantauzzi
	Its:	President and Chief Executive Officer

Severance Agreement
This Severance Agreement (this “Agreement”) is entered into effective as of this day of December 3, 2008, by and between Cortland Bancorp, an Ohio corporation, and Stephen A. Telego Sr. (the “Executive”), Senior Vice President and Director of Human Resources and Corporate Administration of The Cortland Savings and Banking Company (the “Bank”), an Ohio-chartered bank and wholly owned subsidiary of Cortland Bancorp, an Ohio corporation.
Whereas, recognizing the contributions to the profitability, growth, and financial strength of Cortland Bancorp and the Bank that the Executive has made and is expected to continue to make, intending to assure itself of the current and future continuity of management and establish minimum severance benefits for certain officers and other key employees and ensure that officers and other key employees are not practically disabled from discharging their duties if a proposed or actual transaction involving a change in control arises, and finally desiring to provide additional inducement for the Executive to remain in the employ of Cortland Bancorp and the Bank, Cortland Bancorp and the Bank entered into a Severance Agreement Due to Change in Control of Cortland Bancorp dated as of December 26, 2000 with the Executive,
Whereas, Cortland Bancorp and the Executive intend that this Agreement supersede and replace in its entirety the December 26, 2000 Severance Agreement Due to Change in Control of Cortland Bancorp and that from and after the date hereof the December 26, 2000 Severance Agreement Due to Change in Control of Cortland Bancorp shall be of no further force or effect, and
Whereas, none of the conditions or events included in the definition of the term “golden parachute payment” that is set forth in section 18(k)(4)(A)(ii) of the Federal Deposit Insurance Act [12 U.S.C. 1828(k)(4)(A)(ii)] and in Federal Deposit Insurance Corporation Rule 359.1(f)(1)(ii) [12 CFR 359.1(f)(1)(ii)] exists or, to the best knowledge of Cortland Bancorp, is contemplated insofar as Cortland Bancorp or any of its subsidiaries is concerned.
Now Therefore, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.
1. Cash Benefit after a Change in Control. (a) Cash benefit. If a Change in Control occurs, Cortland Bancorp shall make a lump-sum payment to the Executive in an amount in cash equal to one times the Executive’s compensation. For this purpose the Executive’s compensation means (x) the sum of the Executive’s base salary when the Change in Control occurs, including salary deferred at the Executive’s election, plus (y) any bonus awarded for the most recent whole calendar year before the year in which the Change in Control occurs, regardless of whether the bonus is paid in the year earned and regardless of whether the bonus is vested or subject to elective deferral. The term bonus means cash or non-cash compensation of the type that is required to be reported as bonus by Securities and Exchange Commission rules governing tabular disclosure of executive compensation, specifically Regulation S-K Item 402 (17 CFR 229.402, currently Item 402(c)(2)(iv)). The amount payable to the Executive hereunder shall not be reduced to account for the time value of money or discounted to present value. Subject to section 17 of this Agreement, the payment required under this section 1(a) shall be made within five business days after the Change in Control occurs. The Executive shall be entitled to a payment under this section 1(a) on no more than one occasion during the term of this Agreement.

(b) Change in Control defined. For purposes of this Agreement the term Change in Control means a change in control as defined in Internal Revenue Code section 409A and rules, regulations, and guidance of general application thereunder issued by the Department of the Treasury, including —
(1) Change in ownership: a change in ownership of Cortland Bancorp occurs on the date any one person or group accumulates ownership of Cortland Bancorp stock constituting more than 50% of the total fair market value or total voting power of Cortland Bancorp stock,
(2) Change in effective control: (x) any one person or more than one person acting as a group acquires within a 12-month period ownership of Cortland Bancorp stock possessing 30% or more of the total voting power of Cortland Bancorp stock, or (y) a majority of Cortland Bancorp’s board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed in advance by a majority of Cortland Bancorp’s board of directors, or
(3) Change in ownership of a substantial portion of assets: a change in ownership of a substantial portion of Cortland Bancorp’s assets occurs if in a 12-month period any one person or more than one person acting as a group acquires from Cortland Bancorp assets having a total gross fair market value equal to or exceeding 40% of the total gross fair market value of all of Cortland Bancorp’s assets immediately before the acquisition or acquisitions. For this purpose gross fair market value means the value of Cortland Bancorp’s assets or the value of the assets being disposed of, determined without regard to any liabilities associated with the assets.
2. Additional Benefits after Employment Termination. (a) Continued insurance benefits. Subject to section 2(b), if the Executive’s employment terminates involuntarily but without Cause or voluntarily but with Good Reason within 24 months after a Change in Control, Cortland Bancorp shall cause to be continued medical, dental, accident, disability, and life insurance coverage substantially identical to the coverage maintained for the Executive before employment termination, in accordance with the same schedule prevailing before employment termination, and on substantially the same terms and conditions prevailing before employment termination (including cost of coverage to Cortland Bancorp and the Bank). The insurance coverage shall continue until the first to occur of (x) the Executive’s return to employment with Cortland Bancorp, the Bank, or another employer, (y) the Executive’s death, or (z) the end of the term remaining under this Agreement when the Executive’s employment terminates.

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(b) Alternative lump-sum cash payment. If (x) under the terms of the applicable policy or policies for the insurance benefits specified in section 2(a) it is not possible to continue the Executive’s coverage on the terms specified in section 2(a), or (y) if when employment termination occurs the Executive is a specified employee within the meaning of section 409A of the Internal Revenue Code of 1986, if any of the continued insurance coverage benefits specified in section 2(a) would be considered deferred compensation under section 409A, and finally if an exemption from the six-month delay requirement of section 409A(a)(2)(B)(i) is not available for that particular insurance benefit, instead of continued insurance coverage under section 2(a) Cortland Bancorp shall pay or cause to be paid to the Executive in a single lump sum an amount in cash equal to the present value of Cortland Bancorp’s projected cost to maintain that particular insurance benefit had the Executive’s employment not terminated, assuming continued coverage for the lesser of 36 months or the number of months until the Executive attains age 65. The lump-sum payment shall be made within five business days after employment termination or, if the Executive is a specified employee within the meaning of section 409A and an exemption from the six-month delay requirement of section 409A(a)(2)(B)(i) is not available, on the first day of the seventh month after the month in which the Executive’s employment terminates.
(c) Miscellaneous benefits. Subject to section 2(d), if the Executive’s employment terminates involuntarily but without Cause or voluntarily but with Good Reason within 24 months after a Change in Control —
(1) Cortland Bancorp shall for three years after termination pay or cause to be paid the Executive’s initiation and membership assessments and dues in a civic or social club of the Executive’s choice. The Executive shall be solely responsible for personal expenses for use of the club,
(2) Cortland Bancorp shall for three years after termination and at no cost to the Executive provide or cause to be provided to the Executive financial planning services, including but not limited to tax preparation and financial planning having to do with receipt of benefits under this Agreement,
(3) Cortland Bancorp shall for one year after termination and at no cost to the Executive provide or cause to be provided to the Executive reasonable outplacement services, including but not limited to employment counseling, resume services, and executive placement services.
(d) Alternative lump-sum cash payment. If when employment termination occurs the Executive is a specified employee within the meaning of section 409A of the Internal Revenue Code of 1986, if any of the miscellaneous benefits specified in section 2(c) would be considered deferred compensation under section 409A, and finally if an exemption from the six-month delay requirement of section 409A(a)(2)(B)(i) is not available for that particular benefit, instead of the miscellaneous benefits under section 2(c) Cortland Bancorp shall pay or cause to be paid to the Executive in a single lump sum an amount in cash equal to the present value of Cortland Bancorp’s projected cost to maintain that particular benefit had the Executive’s employment not terminated. The lump-sum payment shall be made within five business days after employment termination or, if the Executive is a specified employee within the meaning of section 409A and an exemption from the six-month delay requirement of section 409A(a)(2)(B)(i) is not available, on the first day of the seventh month after the month in which the Executive’s employment terminates.

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(e) Involuntary termination with Cause defined. For purposes of this Agreement, involuntary termination of the Executive’s employment shall be considered involuntary termination with Cause if the Executive shall have committed any of the following acts —
(1) an act of fraud, embezzlement, or theft while employed by Cortland Bancorp or the Bank, or conviction of the Executive of or plea of no contest to a felony or conviction of or plea of no contest to a misdemeanor involving moral turpitude, or the actual incarceration of the Executive for 45 consecutive days or more, or
(2) gross negligence, insubordination, disloyalty, or dishonesty in the performance of the Executive’s duties as an officer of Cortland Bancorp or the Bank; willful or reckless failure by the Executive to adhere to Cortland Bancorp’s or the Bank’s written policies; intentional wrongful damage by the Executive to the business or property of Cortland Bancorp or the Bank, including without limitation its reputation, which in Cortland Bancorp’s sole judgment causes material harm to Cortland Bancorp or the Bank; breach by the Executive of fiduciary duties to Cortland Bancorp and its stockholders, whether in the Executive’s capacity as an officer or as a director of Cortland Bancorp or the Bank,
(3) removal of the Executive from office or permanent prohibition of the Executive from participating in the Bank’s affairs by an order issued under section 8(e)(4) or (g)(1) of the Federal Deposit Insurance Act, 12 U.S.C. 1818(e)(4) or (g)(1), or
(4) intentional wrongful disclosure of secret processes or confidential information of Cortland Bancorp or the Bank, which in Cortland Bancorp’s sole judgment causes material harm to Cortland Bancorp or the Bank, or
(5) any actions that cause the Executive to be terminated for cause under any employment agreement existing on the date hereof or hereafter entered into between the Executive and Cortland Bancorp or the Bank, or
(6) the occurrence of any event that results in the Executive being excluded from coverage, or having coverage limited for the Executive as compared to other executives of Cortland Bancorp or the Bank, under a blanket bond or other fidelity or insurance policy covering directors, officers, or employees.
For purposes of this Agreement, no act or failure to act on the Executive’s part shall be deemed to have been intentional if it was due primarily to an error in judgment or negligence. An act or failure to act on the Executive’s part shall be considered intentional if it is not in good faith and if it is without a reasonable belief that the action or failure to act is in Cortland Bancorp’s best interests. Any act or failure to act based upon authority granted by resolutions duly adopted by the board of directors or based upon the advice of counsel for Cortland Bancorp shall be conclusively presumed to be in good faith and in Cortland Bancorp’s best interests.

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(f) Voluntary termination with Good Reason defined. For purposes of this Agreement, a voluntary termination by the Executive shall be considered a voluntary termination with Good Reason if the conditions stated in both clauses (x) and (y) are satisfied —
(x) a voluntary termination by the Executive shall be considered a voluntary termination with Good Reason if any of the following occur without the Executive’s advance written consent, and the term Good Reason shall mean the occurrence of any of the following without the Executive’s advance written consent —
1) a material diminution of the Executive’s base salary,
2) a material diminution of the Executive’s authority, duties, or responsibilities,
3) a material diminution in the authority, duties, or responsibilities of the supervisor to whom the Executive is required to report,
4) a material diminution in the budget over which the Executive retains authority,
5) a material change in the geographic location at which the Executive must perform services, or
6) any other action or inaction that constitutes a material breach by Cortland Bancorp of this Agreement.
(y) the Executive must give notice to Cortland Bancorp of the existence of one or more of the conditions described in clause (x) within 90 days after the initial existence of the condition, and Cortland Bancorp shall have 30 days thereafter to remedy the condition. In addition, the Executive’s voluntary termination because of the existence of one or more of the conditions described in clause (x) must occur within 24 months after the initial existence of the condition.
3. Gross-Up for Taxes. (a) Additional payment to account for excise taxes. If the Executive receives change-in-control benefits under this Agreement and acceleration of benefits under any other benefit, compensation, or incentive plan or arrangement with Cortland Bancorp or the Bank (collectively, the “Total Benefits”), and if any part of the Total Benefits is subject to the Excise Tax under Internal Revenue Code sections 280G and 4999 (the “Excise Tax”), Cortland Bancorp shall pay to the Executive the following additional amounts, consisting of (x) a payment equal to the Excise Tax payable by the Executive under section 4999 on the Total Benefits (the “Excise Tax Payment”) and (y) a payment equal to 80% of the difference between (w) a full gross- up amount (including the Excise Tax Payment) that would provide to the Executive the Excise Tax Payment net of all income, payroll, and excise taxes and (v) the Excise Tax Payment. Together, the additional amounts described in clauses (x) and (y) are referred to in this Agreement as the “Gross-Up Payment Amount.” Payment of the Gross-Up Payment Amount shall be in addition to the benefits set forth in section 1 and section 2.

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Calculating the excise tax. For purposes of determining whether any of the Total Benefits are subject to the Excise Tax and for purposes of determining the amount of the Excise Tax —
1)	Determination of “parachute payments” subject to the Excise Tax: any other payments or benefits received or to be received by the Executive in connection with a Change in Control or the Executive’s termination of employment (whether under the terms of this Agreement or any other agreement or any other benefit plan or arrangement with Cortland Bancorp, the Bank, any person whose actions result in a Change in Control, or any person affiliated with Cortland Bancorp, the Bank, or such person) shall be treated as “parachute payments” within the meaning of Internal Revenue Code section 280G(b)(2) and all “excess parachute payments” within the meaning of section 280G(b)(1) shall be treated as subject to the Excise Tax, unless in the opinion of the certified public accounting firm that is retained by Cortland Bancorp as of the date immediately before the Change in Control (the “Accounting Firm”) such other payments or benefits do not constitute (in whole or in part) parachute payments, or such excess parachute payments represent (in whole or in part) reasonable compensation for services actually rendered within the meaning of Internal revenue Code section 280G(b)(4) in excess of the “base amount” (as defined in Internal Revenue Code section 280G(b)(3)), or are otherwise not subject to the Excise Tax,

2)	Calculation of benefits subject to the Excise Tax: the amount of the Total Benefits that shall be treated as subject to the Excise Tax shall be equal to the lesser of (x) the total amount of the Total Benefits reduced by the amount of such Total Benefits that in the opinion of the Accounting Firm are not parachute payments, or (y) the amount of excess parachute payments within the meaning of section 280G(b)(1) (after applying clause (1), above), and

3)	Value of noncash benefits and deferred payments: the value of any noncash benefits or any deferred payment or benefit shall be determined by the Accounting Firm according to the principles of Internal Revenue Code sections 280G(d)(3) and (4).
Assumed marginal income tax rate. For purposes of determining the Gross-Up Payment Amount, the Executive shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation in the calendar years in which the Gross-Up Payment Amount is to be made and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Executive’s residence on the date of termination of employment, net of the reduction in federal income taxes that can be obtained from deduction of state and local taxes (calculated by assuming that any reduction under Internal Revenue Code section 68 in the amount of itemized deductions allowable to the Executive applies first to reduce the amount of state and local income taxes that would otherwise be deductible by the Executive, and applicable federal FICA and Medicare withholding taxes).

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Return of reduced Excise Tax payment or payment of additional Excise Tax. If the Excise Tax is later determined to be less than the amount taken into account hereunder when the Executive’s employment terminated, the Executive shall repay to Cortland Bancorp — when the amount of the reduction in Excise Tax is finally determined — the portion of the Gross-Up Payment Amount attributable to the reduction (plus that portion of the Gross-Up Payment Amount attributable to the Excise Tax, federal, state and local income taxes and FICA and Medicare withholding taxes imposed on the Gross-Up Payment Amount being repaid by the Executive to the extent that the repayment results in a reduction in Excise Tax, FICA and Medicare withholding taxes and/or a federal, state or local income tax deduction).
If the Excise Tax is later determined to be more than the amount taken into account hereunder when the Executive’s employment terminated (due, for example, to a payment whose existence or amount cannot be determined at the time of the Gross-Up Payment Amount), Cortland Bancorp shall make an additional payment to the Executive for that excess (plus any interest, penalties or additions payable by the Executive for the excess) when the amount of the excess is finally determined.
(b) Responsibilities of the Accounting Firm and Cortland Bancorp. Determinations shall be made by the Accounting Firm. Subject to the provisions of section 3(a), all determinations required to be made under this section 3(b) — including whether and when a Gross-Up Payment Amount is required, the amount of the Gross-Up Payment Amount and the assumptions to be used to arrive at the determination (collectively, the “Determination”) — shall be made by the Accounting Firm, which shall provide detailed supporting calculations both to Cortland Bancorp and the Executive within 15 business days after receipt of notice from Cortland Bancorp or the Executive that there has been a Gross-Up Payment Amount, or such earlier time as is requested by Cortland Bancorp.
Fees and expenses of the Accounting Firm and agreement with the Accounting Firm. All fees and expenses of the Accounting Firm shall be borne solely by Cortland Bancorp. Cortland Bancorp shall enter into any agreement requested by the Accounting Firm in connection with the performance of its services hereunder.
Accounting Firm’s opinion. If the Accounting Firm determines that no Excise Tax is payable by the Executive, the Accounting Firm shall furnish the Executive with a written opinion to that effect and to the effect that failure to report Excise Tax, if any, on the Executive’s applicable federal income tax return will not result in the imposition of a negligence or similar penalty.

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Accounting Firm’s Determination is binding; underpayment and overpayment. The Determination by the Accounting Firm shall be binding on Cortland Bancorp and the Executive. Because of the uncertainty when the Determination is made about whether any of the Total Benefits will be subject to the Excise Tax, it is possible that a Gross-Up Payment Amount that should have been made will not have been made by Cortland Bancorp (“Underpayment”), or that a Gross-Up Payment Amount will be made that should not have been made by Cortland Bancorp (“Overpayment”). If after a Determination by the Accounting Firm the Executive is required to make a payment of additional Excise Tax, the Accounting Firm shall determine the amount of the Underpayment. The Underpayment (together with interest at the rate provided in Internal Revenue Code section 1274(d)(2)(B)) shall be paid promptly by Cortland Bancorp to or for the benefit of the Executive. If the Gross-Up Payment Amount exceeds the amount necessary to reimburse the Executive for the Excise Tax according to section 2(a), the Accounting Firm shall determine the amount of the Overpayment. The Overpayment (together with interest at the rate provided in Internal Revenue Code section 1274(d)(2)(B)) shall be paid promptly by the Executive to or for the benefit of Cortland Bancorp. Provided that the Executive’s expenses are reimbursed by Cortland Bancorp, the Executive shall cooperate with any reasonable requests by Cortland Bancorp in any contests or disputes with the Internal Revenue Service relating to the Excise Tax.
Accounting Firm conflict of interest. If the Accounting Firm is serving as accountant or auditor for the individual, entity, or group effecting the Change in Control, the Executive may appoint another nationally recognized public accounting firm to make the Determinations required hereunder (in which case the term “Accounting Firm” as used in this Agreement shall be deemed to refer to the accounting firm appointed by the Executive).
4. Termination for Which No Benefits Are Payable. Despite anything in this Agreement to the contrary, the Executive shall not be entitled to benefits under this Agreement if the Executive’s employment terminates with Cause, if the Executive dies while actively employed by Cortland Bancorp or the Bank, or if the Executive becomes totally disabled while actively employed by Cortland Bancorp or the Bank. For purposes of this Agreement the term totally disabled means that because of injury or sickness the Executive is unable to perform the Executive’s duties. The benefits, if any, payable to the Executive or the Executive’s beneficiary or estate relating to the Executive’s death or disability shall be determined solely by such benefit plans or arrangements as Cortland Bancorp or the Bank may have with the Executive relating to death or disability, not by this Agreement.
5. Term of Agreement. The initial term of this Agreement shall be for a period of three years, commencing on the effective date of this Agreement first written above. On the first anniversary of the effective date of this Agreement and on each anniversary thereafter this Agreement shall be extended automatically for one additional year, unless Cortland Bancorp’s board of directors gives notice to the Executive in writing at least 90 days before the anniversary that the term of this Agreement will not be extended. If the board of directors determines not to extend the term, it shall promptly notify the Executive. References herein to the term of this Agreement mean the initial term and extensions of the initial term. Unless terminated earlier, this Agreement shall terminate when the Executive attains age 65. If the board of directors decides not to extend the term of this Agreement, this Agreement shall nevertheless remain in force until its term expires.

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6. This Agreement Is Not an Employment Contract. The parties hereto acknowledge and agree that this Agreement is not a management or employment agreement and nothing in this Agreement shall give the Executive any rights or impose any obligations to continued employment by Cortland Bancorp or the Bank or successor of Cortland Bancorp.
7. Payment of Legal Fees. Cortland Bancorp is aware that after a Change in Control management could cause or attempt to cause Cortland Bancorp to refuse to comply with its obligations under this Agreement, or could institute or cause or attempt to cause Cortland Bancorp to institute litigation seeking to have this Agreement declared unenforceable, or could take or attempt to take other action to deny Executive the benefits intended under this Agreement. In these circumstances the purpose of this Agreement would be frustrated. Cortland Bancorp desires that the Executive not be required to incur the expenses associated with the enforcement of rights under this Agreement, whether by litigation or other legal action, because the cost and expense thereof would substantially detract from the benefits intended to be granted to the Executive hereunder. Cortland Bancorp desires that the Executive not be forced to negotiate settlement of rights under this Agreement under threat of incurring expenses. Accordingly, if after a Change in Control occurs it appears to the Executive that (x) Cortland Bancorp has failed to comply with any of its obligations under this Agreement or (y) Cortland Bancorp or any other person has taken any action to declare this Agreement void or unenforceable, or instituted any litigation or other legal action designed to deny, diminish, or to recover from the Executive the benefits intended to be provided to the Executive hereunder, Cortland Bancorp irrevocably authorizes the Executive from time to time to retain counsel of the Executive’s choice, at Cortland Bancorp’s expense as provided in this section 7, to represent the Executive in the initiation or defense of any litigation or other legal action, whether by or against Cortland Bancorp or any director, officer, stockholder, or other person affiliated with Cortland Bancorp, in any jurisdiction. Despite any existing or previous attorney-client relationship between Cortland Bancorp and any counsel chosen by the Executive under this section 7, Cortland Bancorp irrevocably consents to the Executive entering into an attorney-client relationship with that counsel, and Cortland Bancorp and the Executive agree that a confidential relationship shall exist between the Executive and that counsel. The fees and expenses of counsel selected from time to time by the Executive as provided in this section shall be paid or reimbursed to the Executive by Cortland Bancorp on a regular, periodic basis upon presentation by the Executive of a statement or statements prepared by counsel in accordance with counsel’s customary practices, up to a maximum aggregate amount of $500,000, whether suit be brought or not, and whether or not incurred in trial, bankruptcy, or appellate proceedings. Cortland Bancorp’s obligation to pay the Executive’s legal fees under this section 7 operates separately from and in addition to any legal fee reimbursement obligation Cortland Bancorp may have with the Executive under any separate salary continuation or other agreement. Despite anything in this Agreement to the contrary however, Cortland Bancorp shall not be required to pay or reimburse the Executive’s legal expenses if doing so would violate section 18(k) of the Federal Deposit Insurance Act [12 U.S.C. 1828(k)] and Rule 359.3 of the Federal Deposit Insurance Corporation [12 CFR 359.3].

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8. Withholding of Taxes. Cortland Bancorp may withhold from any benefits payable under this Agreement all Federal, state, local or other taxes as may be required by law, governmental regulation, or ruling.
9. Successors and Assigns. (a) This Agreement is binding on Cortland Bancorp’s successors. This Agreement shall be binding upon Cortland Bancorp and any successor to Cortland Bancorp, including any persons acquiring directly or indirectly all or substantially all of the business or assets of Cortland Bancorp by purchase, merger, consolidation, reorganization, or otherwise. But this Agreement and Cortland Bancorp’s obligations under this Agreement are not otherwise assignable, transferable, or delegable by Cortland Bancorp. By agreement in form and substance satisfactory to the Executive, Cortland Bancorp shall require any successor to all or substantially all of the business or assets of Cortland Bancorp expressly to assume and agree to perform this Agreement in the same manner and to the same extent Cortland Bancorp would be required to perform had no succession occurred.
(b) This Agreement is enforceable by the Executive’s heirs. This Agreement shall inure to the benefit of and be enforceable by the Executive’s personal or legal representatives, executors, administrators, successors, heirs, distributes, and legatees.
(c) This Agreement is personal and is not assignable. This Agreement is personal in nature. Without written consent of the other party, neither party shall assign, transfer, or delegate this Agreement or any rights or obligations under this Agreement except as expressly provided in this section 9. Without limiting the generality of the foregoing, the Executive’s right to receive payments hereunder is not assignable or transferable, whether by pledge, creation of a security interest, or otherwise, except for a transfer by Executive’s will or by the laws of descent and distribution. If the Executive attempts an assignment or transfer that is contrary to this section 9, Cortland Bancorp shall have no liability to pay any amount to the assignee or transferee.
10. Notices. Any notice under this Agreement shall be deemed to have been effectively made or given if in writing and personally delivered, delivered by mail properly addressed in a sealed envelope, postage prepaid by certified or registered mail, delivered by a reputable overnight delivery service, or sent by facsimile. Unless otherwise changed by notice, notice shall be properly addressed to the Executive if addressed to the address of the Executive on the books and records of Cortland Bancorp at the time of the delivery of the notice, and properly addressed to Cortland Bancorp if addressed to the Board of Directors, Cortland Bancorp, 194 West Main Street, Cortland, Ohio 44410, Attention: Corporate Secretary.
11. Captions and Counterparts. The headings and subheadings used in this Agreement are included solely for convenience and shall not affect the interpretation of this Agreement. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same agreement.

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12. Amendments and Waivers. No provision of this Agreement may be modified, waived, or discharged unless the waiver, modification, or discharge is agreed to in a writing signed by the Executive and by Cortland Bancorp. No waiver by either party hereto at any time of any breach by the other party hereto or waiver of compliance with any condition or provision of this Agreement to be performed by the other party shall be deemed a waiver of other provisions or conditions at the same or at any other time.
13. Severability. The provisions of this Agreement are severable. The invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions of this Agreement. Any provision held to be invalid or unenforceable shall be reformed to the extent (and only to the extent) necessary to make it valid and enforceable.
14. Governing Law. The validity, interpretation, construction, and performance of this Agreement shall be governed by and construed in accordance with the substantive laws of the State of Ohio, without giving effect to the principles of conflict of laws of the State of Ohio.
15. Entire Agreement. This Agreement constitutes the entire agreement between Cortland Bancorp and the Executive concerning the subject matter. No rights are granted to the Executive under this Agreement other than those specifically set forth. No agreements or representations, oral or otherwise, expressed or implied concerning the subject matter have been made by either party that are not set forth expressly in this Agreement. This Agreement supersedes and replaces in its entirety the December 26, 2000 Severance Agreement Due to Change in Control of Cortland Bancorp, and from and after the date of this Agreement the December 26, 2000 Severance Agreement Due to Change in Control of Cortland Bancorp shall be of no further force or effect.
16. No Mitigation Required. Cortland Bancorp hereby acknowledges that it will be difficult and could be impossible (x) for the Executive to find reasonably comparable employment after termination and (y) to measure the amount of damages the Executive suffers because of termination. Additionally, Cortland Bancorp acknowledges that its general severance pay plans do not provide for mitigation, offset, or reduction of any severance payment received thereunder. Cortland Bancorp further acknowledges that the payment of benefits by Cortland Bancorp under this Agreement is reasonable and shall be liquidated damages. The Executive shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise, nor shall any profits, income, earnings, or other benefits from any source whatsoever create any mitigation, offset, reduction, or any other obligation on the part of the Executive hereunder or otherwise.

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17. Internal Revenue Code Section 409A. Cortland Bancorp and the Executive intend that their exercise of authority or discretion under this Agreement shall comply with section 409A of the Internal Revenue Code of 1986. If when the Executive’s employment terminates the Executive is a specified employee, as defined in section 409A of the Internal Revenue Code of 1986, and if any payments or benefits under this Agreement will result in additional tax or interest to the Executive because of section 409A, then despite any provision of this Agreement to the contrary the Executive shall not be entitled to the payments or benefits until the earliest of (x) the date that is at least six months after termination of the Executive’s employment for reasons other than the Executive’s death, (y) the date of the Executive’s death, or (z) any earlier date that does not result in additional tax or interest to the Executive under section 409A. As promptly as possible after the end of the period during which payments or benefits are delayed under this provision, the entire amount of the delayed payments shall be paid to the Executive in a single lump sum. If any provision of this Agreement does not satisfy the requirements of section 409A, the provision shall nevertheless be applied in a manner consistent with those requirements. If any provision of this Agreement would subject the Executive to additional tax or interest under section 409A, Cortland Bancorp shall reform the provision. However, Cortland Bancorp shall maintain to the maximum extent practicable the original intent of the applicable provision without subjecting the Executive to additional tax or interest, and Cortland Bancorp shall not be required to incur any additional compensation expense as a result of the reformed provision. References in this Agreement to section 409A of the Internal Revenue Code of 1986 include rules, regulations, and guidance of general application issued by the Department of the Treasury under Internal Revenue Code section 409A.
In Witness Whereof, the parties have executed this Severance Agreement as of the date first written above.

Executive	Cortland Bancorp

By:
Stephen A. Telego Sr.		Lawrence A. Fantauzzi
	Its:	President and Chief Executive Officer

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